Exhibit 10.2 IBM EXCESS SAVINGS PLAN Amended and Restated Effective January 1, 2024 (except as otherwise provided herein)

Exhibit 10.2 TABLE OF CONTENTS ARTICLE I. INTRODUCTION ......................................................................................... 1 1.01. Name of Plan and Effective Date ............................................................... 1 1.02. Purpose ..................................................................................................... 1 1.03. Legal Status ............................................................................................... 1 1.04. Section 409A ............................................................................................. 1 ARTICLE II. DEFINITIONS ............................................................................................. 3 ARTICLE III. ELIGIBILITY .............................................................................................. 9 3.01. Eligibility for Elective Deferrals ................................................................... 9 3.02. Eligibility for Matching Contributions ........................................................ 10 3.03. Eligibility for Automatic Contributions ....................................................... 10 3.04. Eligibility for Discretionary Awards ........................................................... 11 3.05. Kyndryl Participation for 2021 .................................................................. 11 ARTICLE IV. ELECTIVE DEFERRALS AND MATCHING CONTRIBUTIONS ............ 13 4.01. Elective Deferrals ..................................................................................... 13 4.02. Matching Contributions ............................................................................ 14 ARTICLE V. NON-ELECTIVE CREDITS ...................................................................... 18 5.01. Automatic Contributions ........................................................................... 18 5.02. Discretionary Awards ............................................................................... 18 ARTICLE VI. VESTING, DEEMED INVESTMENT OF ACCOUNTS ............................ 19 6.01. Individual Accounts .................................................................................. 19 6.02. Vesting of Accounts ................................................................................. 19 6.03. Deemed Investment of Accounts ............................................................. 19 ARTICLE VII. FORFEITURE AND RIGHT OF RECOVERY OF COMPANY CONTRIBUTIONS .............................................................................................. 23 7.01. In General ................................................................................................ 23 7.02. Detrimental Activity .................................................................................. 23 7.03. Applicable Company Contributions .......................................................... 24 7.04. Timing ...................................................................................................... 25 7.05. Delegation of Authority............................................................................. 25 7.06. Chief Human Resources Officer .............................................................. 25 7.07. Non-Exclusive Remedies ......................................................................... 26 7.08. Severability .............................................................................................. 26 ARTICLE VIII. PAYMENT OF GRANDFATHERED AMOUNTS .................................. 27 8.01. Grandfathered Treatment of Grandfathered Amounts ............................. 27 8.02. Payment of Grandfathered Amounts Upon Death ................................... 27 8.03. Options for Payment of Grandfathered Amounts Upon Termination of Employment ......................................................................................... 27

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 2 8.04. Payment of Grandfathered Amounts Upon Termination of Employment ............................................................................................. 28 ARTICLE IX. PAYMENT OF NON-GRANDFATHERED AMOUNTS ........................... 29 9.01. Payment of Non-Grandfathered Amounts Upon Death ............................ 29 9.02. Form of Payment for Non-Grandfathered Amounts Paid Upon a 409A Separation from Service. ................................................................ 29 9.03. Electing and Changing Payment Options for Non-Grandfathered Amounts ................................................................................................... 30 9.04. Payment of Non-Grandfathered Upon a 409A Separation from Service ..................................................................................................... 32 9.05. Special Rules for Payment of Non-Grandfathered Amounts Upon a 409A Separation from Service in First Quarter of 2008 ........................... 32 9.06. Valuation of Non-Grandfathered Accounts .............................................. 33 9.07. Effect of Rehire on Non-Grandfathered Payments .................................. 33 ARTICLE X. ADMINISTRATION .................................................................................. 34 10.01. Amendment or Termination ..................................................................... 34 10.02. Responsibilities ........................................................................................ 34 ARTICLE XI. GENERAL PROVISIONS ........................................................................ 36 11.01. Funding .................................................................................................... 36 11.02. No Contract of Employment ..................................................................... 36 11.03. Facility of Payment .................................................................................. 36 11.04. Withholding Taxes ................................................................................... 37 11.05. Nonalienation ........................................................................................... 37 11.06. Administration .......................................................................................... 37 11.07. Construction ............................................................................................. 37 ARTICLE XII. CLAIMS PROCEDURE .......................................................................... 38

ARTICLE I. INTRODUCTION 1.01. Name of Plan and Effective Date. The IBM Executive Deferred Compensation Plan (the “EDCP”) was renamed and restated as the “IBM Excess 401(k) Plus Plan” , effective as of January 1, 2008 (the “Effective Date”), except as provided in Section 1.04, below, with respect to amounts earned before the Effective Date. This amended and restated plan document is effective for Deferral Periods beginning on and after January 1, 2024, except as otherwise provided herein, and supersedes the prior restatements of the Plan, except as otherwise provided herein. In addition, the EDCP plan document in effect prior to the Effective Date (the “EDCP document”) continues to govern the portion of the Plan consisting of “deferred shares” (as defined in the EDCP document). The EDCP document is Appendix A. This January 1, 2024 restatement of the Plan reflects various changes including in connection with changes to the IBM 401(k) Plan (previously called the IBM 401(k) Plus Plan), the renaming of the Plan, and related changes to the Company Contributions under this Plan. 1.02. Purpose. The purpose of the Plan is to attract and retain employees by providing a means for employees to defer their pay and obtain company contributions outside of the IBM 401(k) Plan and, effective January 1, 2024, outside of the IBM Personal Pension Plan, each of which is subject to certain limits under the Internal Revenue Code of 1986, as amended (the “Code”). All Plan benefits are paid out of the general assets of the Company (as defined in ARTICLE II). 1.03. Legal Status. The Plan consists of two separate plans: (a) An unfunded deferred compensation plan for a select group of management or highly compensated employees (within the meaning of Sections 201(2), 301(a)(3), 401(a)(1), 4021(b)(6) of Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), except to the extent that the Plan provides benefits as described in subsection (b), below; and (b) An “excess benefit plan” (within the meaning of Section 3(36) of ERISA), to the extent the Plan provides benefits that Section 415 of the Code prevents the IBM 401(k) Plan from providing. 1.04. Section 409A. (a) Grandfathered Amounts under Section 409A. Benefits earned and vested under the EDCP before January 1, 2005, as adjusted for earnings, gains, or losses on those benefits (“Grandfathered Amounts”) are treated as grandfathered for purposes of Section 409A of the Code. Grandfathered Amounts are subject to the terms of the EDCP in effect on October 3, 2004,

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 2 except as provided herein or in Appendix A. For recordkeeping purposes, the Company will account separately for Grandfathered Amounts. (b) Non-Grandfathered Amounts. With respect to benefits under the Plan (including benefits earned before the Effective Date) other than Grandfathered Amounts (“Non-Grandfathered Amounts”), the Plan is intended, and shall be construed, to comply with the requirements of Section 409A of the Code. Non-Grandfathered Amounts earned before the Effective Date were subject, before the Effective Date, to the terms of the EDCP, as amended, including, for example, the requirement that any payment to a 409A Key Employee (as defined in ARTICLE II) that would otherwise be paid in the first six months after a separation from service was instead paid in the seventh month. Notwithstanding anything to the contrary in this Section 1.04, in no event shall the Company, its officers, directors, employees, parents, subsidiaries, or affiliates be liable for any additional tax, interest, or penalty incurred by a Participant or Beneficiary as a result of a failure to satisfy the requirements of Section 409A of the Code, or as a result of a failure to satisfy any other applicable requirements for the deferral of tax. Each participant shall instead be fully responsible and liable for all taxes due with respect to Plan benefits including amounts due pursuant to Section 409A of the Code.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 3 ARTICLE II. DEFINITIONS The following words and phrases as used herein have the following meanings unless a different meaning is required by the context: “401(k) Plan” means the IBM 401(k) Plan (previously known as the IBM 401(k) Plus Plan) as in effect from time to time, including, with respect to periods before the Effective Date, the IBM Savings Plan and any other predecessor to the IBM 401(k) Plan, as applicable. “409A Key Employee” has the meaning described in the IBM Section 409A Umbrella Document, which is Appendix B to this Plan. “409A Separation from Service” has the meaning described in the IBM Section 409A Umbrella Document, which is Appendix B to this Plan. “Account” means a record-keeping account maintained for a Participant under the Plan. A Participant’s Accounts under the Plan include, where applicable, a Pre-2005 Elective Deferral Account, a Pre-2005 Company Account, a Post-2004 Elective Deferral Account, and a Post-2004 Company Account. “Actively Employed” means actively employed by the Company, including on a leave of absence other than a bridge leave, a pre-retirement planning leave, or a leave during which the individual is receiving LTD Benefits. “Automatic Contribution” has the meaning provided in Section 5.01. “Base Pay” means an Employee’s base pay (determined under the 401(k) Plan) from the Company for employment while on a U.S. payroll, determined before reduction for deferrals under the Plan or the 401(k) Plan or for amounts not included in income on account of salary reductions under Code section 125 or 132(f). However, Base Pay does not include any pay during a Deferral Period that is paid after an Employee’s 409A Separation from Service (except amounts paid in the pay period in which the Employee’s 409A Separation from Service occurs and Rehire Pay). “Beneficiary” means a person who is designated by a Participant or by the terms of the Plan to receive a benefit under the Plan by reason of the Participant’s death. Each Participant’s Beneficiary under the Plan shall be the person or persons designated as the Participant’s Beneficiary under the Plan, in the form and manner prescribed by the Plan Administrator. If no such beneficiary designation is in effect under the Plan at the

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 4 time of the Participant’s death, or if no designated beneficiary under the Plan survives the Participant, the Participant’s Beneficiary shall be the person or persons determined to be the Participant’s beneficiary under the 401(k) Plan (including the default beneficiary rules under the 401(k) Plan, if no beneficiary is designated under that plan, including due to there not being a beneficiary designation after full distribution of 401(k) Plan benefits). “Benefits Service Date” means an Eligible Employee’s “Benefits Service Date” under the 401(k) Plan. Benefits Service Date was previously referred to as Program Eligibility Date. “Board” means the Board of Directors of IBM. “Code” means the Internal Revenue Code of 1986, as amended from time to time. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered. “Combined Base Pay Election” has the meaning provided in Section 4.01(a)(1). “Company” means International Business Machines Corporation (“IBM”), a New York corporation having its principal place of business at Armonk, New York, and its Domestic Subsidiaries that are participating employers in the 401(k) Plan. “Company Contributions” means amounts credited to a Participant’s Post-2004 Company Account, including Matching Contributions, Match Maximizer Contributions (prior to 2013, as defined in the Plan then in effect), Automatic Contributions (for Deferral Periods beginning prior to 2024, as defined in the Plan then in effect), Transition Credits (prior to 2013, as defined in the Plan then in effect), Discretionary Awards, Section 415 Excess Credits (prior to 2019, as defined in the Plan then in effect), and any similar credits under the EDCP. “Deferral Election” means an Eligible Employee’s election to defer Base Pay or Performance Pay under Section 4.01. “Deferral Period” means a period that begins on or after the Effective Date that (a) starts on January 1 and ends on the next following December 31 for Base Pay and (b) starts on April 1 and ends on the next following March 31 for Performance Pay; provided, however, that effective beginning with respect to Performance Pay earned for 2023 and subsequent calendar years, the Deferral Period will be extended to include a payment date prior to April 15 for annual incentive payments or growth driven profit sharing payments.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 5 “Discretionary Award” means a credit to a Participant’s Account as described in Section 5.03. “Domestic Subsidiary” means a “Domestic Subsidiary” as defined in the 401(k) Plan. “EDCP” means the IBM Executive Deferred Compensation Plan in effect before the Effective Date. “Effective Date” means the initial effective date of the Plan, which is January 1, 2008. “Elective Deferrals” means deferrals of Base Pay or Performance Pay credited to the Participant’s Post-2004 Elective Deferral Account pursuant to a Participant’s election under Section 4.01(a) or any similar provision of the EDCP. “Eligible Employee” means, with respect to a Plan Year, an Employee who is eligible to make Elective Deferrals or to receive Company Contributions during the Plan Year pursuant to ARTICLE III. “Employee” means an employee of the Company who is eligible to participate in the 401(k) Plan and is not a Supplemental Employee. Notwithstanding the foregoing, an individual who was an Employee and becomes a Supplemental Employee or begins receiving LTD Benefits before or during a Deferral Period with respect to which the individual has a valid, irrevocable Deferral Election and without first incurring a 409A Separation from Service shall continue to be considered to be an Employee solely for purposes of the individual’s eligibility during such Deferral Period to make Elective Deferrals (but not for purposes of the individual’s eligibility for any Company Contribution). For example, an individual who is receiving LTD Benefits is not eligible to participate in the 401(k) Plan (as in effect on the Effective Date) and is therefore not an Employee, except that if the individual has not incurred a 409A Separation from Service, the Employee’s Elective Deferrals shall continue pursuant to any irrevocable Deferral Election. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “Excess Plan Eligible Pay” means, for each payroll period that ends after an Eligible Employee reaches the Eligible Employee’s Benefits Service Date, the excess, if any, of (A) the Eligible Employee’s eligible compensation under the 401(k) Plan for such payroll period determined without regard to the Pay Limit, over (B) the Eligible

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 6 Employee’s eligible compensation under the 401(k) Plan during such payroll period determined taking into account the Pay Limit. “Grandfathered Amounts” has the meaning provided in Section 1.04(a). “IBM” means International Business Machines Corporation, any predecessor, or any successor by merger, purchase, or otherwise. “LTD Benefits” means benefits under the Company’s long-term disability plan. “Matching Contribution” has the meaning provided in Section 4.02. “Non-Grandfathered Amounts” has the meaning provided in Section 1.04(b). “Participant” means an individual who has a positive balance in an Account under the Plan. “Pay Limit” means, for a Plan Year, the limit on compensation that may be taken into account during such Plan Year under a tax-qualified plan as determined under Code Section 401(a)(17). “Pension Plan” means the IBM Personal Pension Plan. “Performance Pay” means an Employee’s performance pay (i.e., “variable pay,” as determined under the 401(k) Plan) from the Company for employment while on a U.S. payroll, but determined before reduction for deferrals under the Plan or the 401(k) Plan (and determined before reductions for amounts not included in income on account of salary reductions under Code section 125 or 132(f)). However, Performance Pay does not include any pay during a Deferral Period that is paid after an Employee’s 409A Separation from Service (except amounts paid in the pay period in which the Employee’s 409A Separation from Service occurs and Rehire Pay). “Plan” means this IBM Excess Savings Plan. “Plan Administrator” means the VP HR with functional responsibilities for IBM’s benefit programs, or such other person or committee appointed pursuant to ARTICLE X, which shall be responsible for reporting, recordkeeping, and related administrative requirements. If appointed as a committee, any one of the members of the committee may act individually on behalf of the committee to fulfill the committee’s duties. “Plan Year” means the calendar year.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 7 “Pre-2005 Accounts” means a Participant’s Pre-2005 Company Account and Pre- 2005 Elective Deferral Account. “Pre-2005 Company Account” means, for any Participant, the aggregate of the company contributions (including any discretionary awards) credited to the Participant under the EDCP before January 1, 2005, to the extent such contributions were vested as of December 31, 2004, and earnings, gains, or losses credited on those contributions, but reduced for any prior distribution under the EDCP or the Plan. “Pre-2005 Elective Deferral Account” means, for any Participant, the aggregate of the elective deferrals credited to the Participant under the EDCP before January 1, 2005, and earnings, gains, or losses credited on those elective deferrals, but reduced for any prior distribution under the EDCP or the Plan. “Post-2004 Accounts” means a Participant’s Post-2004 Company Account and Post- 2004 Elective Deferral Account. “Post-2004 Company Account” means, for any Participant, the aggregate of (a) the Company Contributions credited to the Participant under the EDCP or the Plan on or after January 1, 2005, plus (b) any such contributions credited under the EDCP before January 1, 2005, to the extent such contributions were not vested as of December 31, 2004, and earnings, gains, or losses credited on amounts described in (a) and (b), but reduced for any prior distribution under the EDCP or the Plan. “Post-2004 Elective Deferral Account” means, for any Participant, the aggregate of the Elective Deferrals credited to the Participant under the EDCP or the Plan on or after January 1, 2005, and earnings, gains, or losses credited on those Elective Deferrals, but reduced for any prior distribution under the EDCP or the Plan. “Rehire Pay” means Base Pay or Performance Pay, as applicable, that is payable on or after the date an Employee returns to active employment with the Company following a 409A Separation from Service or, if later, after the end of the Deferral Period in which the Employee’s 409A Separation from Service occurred. For example, if an Employee incurs a 409A Separation from Service in April 2023 (whether on account of a leave in excess of six months or because of a termination of employment with IBM) and returns to active employment with IBM in November 2023, the Employee’s Rehire Pay would include (a) Base Pay payable on or after January 1, 2024 (i.e., the beginning of the Base Pay Deferral Period after the 409A Separation from Service), and (b) Performance Pay payable after April 15, 2024 (i.e., the beginning of the Performance Pay Deferral Period after the 409A Separation from Service).

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 8 “Retirement-Eligible Participant” means a Participant who: (a) when the Participant’s 409A Separation from Service occurs, (1) is at least age 55 with at least 15 years of service, (2) is at least age 62 with at least 5 years of service, (3) is at least age 65 with at least 1 year of service, or (4) begins to receive LTD Benefits; (b) as of June 30, 1999, had at least 25 years of service and, when the Participant’s 409A Separation from Service occurs, has at least 30 years of service; or (c) as of June 30, 1999, was at least age 40 with at least 10 years of service and, when the Participant’s 409A Separation from Service occurs, has at least 30 years of service. For purposes of this definition, “year of service” means a year of “Eligibility Service” as defined in the Pension Plan. In addition, for purposes of Section 8.04 (payment of grandfathered amounts upon termination of employment), this definition of “Retirement-Eligible Participant” is applied by replacing “409A Separation from Service” with “termination of employment.” Furthermore, the conditions in (a), (b), and/or (c) above are modified to the extent necessary to be consistent with the retirement-eligibility criteria in the EDCP. “Subsidiary” means a “Subsidiary” as defined in the 401(k) Plan. “Supplemental Employee” means an employee so designated by the Company in accordance with the Company’s established personnel practices who is not classified as a Regular Employee.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 9 ARTICLE III. ELIGIBILITY 3.01. Eligibility for Elective Deferrals. An Employee shall be eligible to make Elective Deferrals for a Deferral Period if the Employee satisfies (a), (b) and (c) below: (a) the individual qualifies as an Employee (i.e., an employee of the Company who is eligible to participate in the 401(k) Plan and is not a Supplemental Employee) and is Actively Employed on both of the following dates: (1) either (A) July 31, (B) August 31 for Employees hired or rehired between August 1 and August 31, or (C) November 15 for Employees who are hired or rehired as a banded executive or (effective beginning in 2024 for Deferral Periods beginning after 2024), newly promoted to being a banded executive, between August 1 and November 15; and (2) December 31 immediately preceding the first day of the Deferral Period. (b) the Plan Administrator, in its sole discretion, (i) estimates as of the August 1 immediately preceding the first day of the Deferral Period (or such other date prescribed by the Plan Administrator) that the Employee’s total pay for the calendar year immediately preceding the first day of the Deferral Period will exceed the Pay Limit as then in effect, (ii) estimates as of the same date(s) that the Employee’s total Base Pay for the calendar year immediately preceding the first day of the Deferral Period, when added to the Employee’s actual Performance Pay for the second or third calendar year preceding the first day of the Deferral Period will exceed the Pay Limit as then in effect; or (iii) determines that the Employee is eligible to participate pursuant to the Transition to Retirement program; and (c) the Plan Administrator notifies the Employee between August 1 and December 31 immediately preceding the Deferral Period that the Employee will be eligible to make Elective Deferrals under the Plan during the Deferral Period. Notwithstanding any other provision in this Section 3.01, IBM’s chief human resources officer may, in such officer’s sole discretion, determine that an Employee shall be eligible to make Elective Deferrals for a Deferral Period even if the Employee does not otherwise satisfy the requirements set forth above. Any such determination shall be made by the December 15 immediately preceding the Deferral Period.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 10 3.02. Eligibility for Matching Contributions. Effective January 1, 2023, an Employee shall be eligible for Matching Contributions for a payroll period that ends after the Employee has reached the Employee’s Benefits Service Date, provided that the Employee is eligible for, and makes, Elective Deferrals during the Plan Year in which the payroll period ends. However, an Employee shall not be eligible for Matching Contributions for any payroll period: (a) beginning after the Employee has a 409A Separation from Service and ending before the individual becomes Actively Employed as an Employee who is eligible for, and makes, Elective Deferrals; (b) beginning after the Employee becomes a Supplemental Employee and ending before the individual again becomes Actively Employed as an Employee who is eligible for, and makes, Elective Deferrals; or (c) beginning after the Employee begins to receive LTD Benefits (whether or not the Employee makes Elective Deferrals) and ending before the individual again becomes Actively Employed as an Employee who is eligible for, and makes, Elective Deferrals. Effective before January 1, 2023 (starting with Deferral Periods that began on or after January 1, 2013), an Employee was eligible for Matching Contributions only if the Employee was a Company Contribution-Eligible Individual (as defined in the Plan then in effect) for the applicable Plan Year. For the avoidance of doubt, an Employee does not need to be a Company Contribution-Eligible Individual (as defined in the Plan previously in effect) to be eligible for Matching Contributions with respect to Performance Pay payable from January 1, 2023 through March 31, 2023. 3.03. Eligibility for Automatic Contributions. (a) General Rule. Except as provided in subsection (b) (regarding the period following a 409A Separation from Service) and subsection (c) (no Automatic Contributions following 2023), an Employee shall be eligible for Automatic Contributions during a payroll period only if the Employee is eligible during that payroll period for “automatic contributions” under the 401(k) Plan and is eligible to make Elective Deferrals for the Plan Year, regardless of whether the Employee elects to make Elective Deferrals for the Plan Year. Effective before January 1, 2023 (starting with Deferral Periods that began on or after January 1, 2013), an Employee was eligible for Automatic Contributions only if the Employee was a Company Contribution-Eligible Individual (as defined in the Plan then in effect) for the applicable Plan Year. For the avoidance of doubt, an Employee does not need to be a Company Contribution-Eligible

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 11 Individual (as defined in the Plan previously in effect) to be eligible for Automatic Contributions with respect to Performance Pay payable from January 1, 2023 through March 31, 2023. (b) Eligibility after 409A Separation from Service. An Employee’s Automatic Contributions for a Plan Year shall be calculated without regard to any Elective Deferrals or Excess Plan Eligible Pay for any payroll period that begins after the Employee has a 409A Separation from Service and ends before the next Plan Year. (c) Eligibility after 2023. Notwithstanding the foregoing subsections (a) and (b), effective January 1, 2024, no “automatic contributions” will be made under the 401(k) Plan and no Automatic Contributions will be made under this Plan; provided, however, an Employee otherwise eligible under this Section 3.03 will remain eligible for Automatic Contributions with respect to Elective Deferrals of Performance Pay made with respect to the Performance Pay Deferral Period beginning April 1, 2023 and ending April 15, 2024. 3.04. Eligibility for Discretionary Awards. An Employee shall be eligible for Discretionary Awards during a Plan Year as determined by the Company, in its discretion. 3.05. Kyndryl Participation for 2021. Effective August 31, 2021, Employees in the Company’s Managed Infrastructures Services business were transferred to Kyndryl, Inc., a then Affiliate. Effective November 3, 2021, IBM distributed shares of Kyndryl Holdings, Inc. to shareholders of IBM, at which time Kyndryl, Inc. and Kyndryl Holdings, Inc. (together with each of their subsidiaries, “Kyndryl”) ceased to be Affiliates. In connection with this transaction: (a) An Eligible Employee who made Elective Deferrals for a Deferral Period beginning in 2021 and who transferred to and continued in employment with Kyndryl continued such deferrals for the entire Deferral Period (until Kyndryl ceased to be an Affiliate effective November 3, 2021) as if the individual were an Employee of the Company, regardless of whether the Employee was eligible to participate in the 401(k) Plan, was on the U.S. payroll, or was Actively Employed by the Company (and was instead Actively Employed by Kyndryl). (b) Such an Eligible Employee was similarly eligible to receive Automatic Contributions and Matching Contributions with respect to such Employee’s Elective Deferrals or Excess Plan Eligible Pay, as applicable. (c) Except to the extent that such Elective Deferrals, Automatic Contributions, or Matching Contributions were made to a nonqualified deferred

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 12 compensation plan sponsored by Kyndryl, such contributions were credited to the Plan and subject to the terms herein. In furtherance of the foregoing, Elective Deferrals with respect to Base Pay for payroll periods ending before November 3, 2021 and Performance Pay paid by IBM prior to December 31, 2021 were made to the Plan, and, otherwise, Elective Deferrals were made in accordance with and subject to the terms of the Kyndryl Excess Plan. (d) Neither the Employee’s transfer of employment to Kyndryl, Inc., nor the November 3, 2021, distribution of shares of Kyndryl Holdings, Inc. to shareholders of IBM, is treated as a 409A Separation from Service. Effective following the November 3, 2021, distribution of shares of Kyndryl Holdings, Inc. to shareholders of IBM, an Employee transferred to Kyndryl, Inc. shall be treated as having a 409A Separation from Service upon such Employee’s “separation from service” from Kyndryl Holdings, Inc. within the meaning of Treas. Reg. § 1.409A-1(h).

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 13 ARTICLE IV. ELECTIVE DEFERRALS AND MATCHING CONTRIBUTIONS 4.01. Elective Deferrals. Elective Deferrals made pursuant to an Eligible Employee’s Deferral Election, as described below, shall be credited to the Employee’s Post-2004 Elective Deferral Account on the date on which the amount would otherwise be paid to the Eligible Employee absent a Deferral Election. (a) Amount of Elective Deferrals. (1) Amount of Base Pay Deferrals. An Employee who, pursuant to Section 3.01, is eligible to make Elective Deferrals under the Plan for a Deferral Period with respect to Base Pay may elect to defer Base Pay in the amounts specified below, subject to any restriction imposed by the Plan Administrator to ensure sufficient pay remains for other deductions and withholding, which limitations shall be imposed prior to the date on which the election becomes irrevocable. i. Standard Base Pay Election. From 1% to 80%, in 1% increments, of the Eligible Employee’s Base Pay, if any, for each payroll period that ends during the Deferral Period; or ii. Combined Base Pay Election (no longer effective for Deferral Periods beginning on or after January 1, 2024). From 1% to 80%, in 1% increments, of the Eligible Employee’s Base Pay, if any, for each payroll period that ends during the Deferral Period, reduced (but not below zero) by the product of (A) the company matching contribution percentage applicable to the Eligible Employee under the 401(k) Plan and (B) 1/24 of the Pay Limit in effect for the Deferral Period. (2) Amount of Performance Pay Deferrals. An Employee who, pursuant to Section 3.01, may elect to make Elective Deferrals under the Plan for a Deferral Period with respect to Performance Pay may elect to make Deferrals from 1% to 80%, in 1% increments, of the Employee’s Performance Pay, if any, paid during the Deferral Period.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 14 (b) Timing of Deferral Elections. An Eligible Employee’s Deferral Elections under subsection (a), above, shall be made as follows: (1) Election Period. The election must be made while the individual is an Employee and Actively Employed, in the form and manner prescribed by the Plan Administrator, and during the time period prescribed by the Plan Administrator, which shall begin no earlier than the September 1 and end no later than the December 31 of the Plan Year immediately preceding the first day of the Deferral Period to which the election applies. (2) Irrevocability. The election must become irrevocable on the December 31st immediately preceding the Plan Year during which the applicable Deferral Period begins. Once a Deferral Election becomes irrevocable, an Eligible Employee’s Deferral Election shall apply for the entire Deferral Period to which it relates and shall cease to apply after such Deferral Period except to the extent that the individual makes a new Deferral Election in accordance with this Section for subsequent Deferral Periods, subject to the cancellation rules that applied prior to 2019 upon a 401(k) Plan hardship distribution. 4.02. Matching Contributions. A Matching Contribution shall be credited to the Post-2004 Company Account for each Eligible Employee who satisfies the eligibility requirements as follows: (a) Matching Contributions for Plan Years Beginning in and after 2024. A Matching Contribution shall be credited each payroll period to the Post-2004 Company Account for each Eligible Employee who satisfies the eligibility requirements described in Section 3.02 for such payroll period. An Eligible Employee’s Matching Contribution shall equal the sum of the following: (1) the lesser of (i) a five (5) percent matching contribution percentage or (ii) the Elective Deferral percentage elected by the Eligible Employee for such payroll period, multiplied by the Eligible Employee’s Elective Deferrals for such payroll period; (2) the lesser of (i) a five (5) percent matching contribution percentage or (ii) the Elective Deferral percentage elected by the Eligible Employee for such payroll period, multiplied by the Eligible Employee’s Excess Plan Eligible Pay for such payroll period; and (3) a true-up matching contribution for such payroll period calculated as (i) multiplied by (ii), minus (iii), as follows:

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 15 i. The lesser of (a) the five (5) percent matching contribution or (b) the percentage derived from the ratio of: A) The aggregate Elective Deferrals credited to the Eligible Employee for the portion of the Plan Year after the Employee has reached the Employee’s Benefits Service Date and through the end of the payroll period, to B) The sum, for the portion of the Plan Year after the Employee has reached the Employee’s Benefits Service Date and through the end of the payroll period, of (x) the Eligible Employee’s Elective Deferrals, (y) the Eligible Employee’s Excess Plan Eligible Pay, and (z) the compensation eligible for company contribution credit under the Pension Plan. Multiplied by ii. The Eligible Employee’s Excess Plan Eligible Pay plus the Eligible Employee’s Elective Deferrals, in each case for the portion of the Plan Year after the Employee has reached the Employee’s Benefits Service Date and through the end of the payroll period. Minus iii. The Matching Contributions credited to the Eligible Employee for the portion of the Plan Year through the end of the payroll period (including, for the avoidance of doubt, Matching Contributions calculated under paragraphs (i) and (ii) above for such payroll period). Provided that the sum calculated under paragraphs (1) and (2) above shall not exceed the Elective Deferrals credited to the Eligible Employee for the payroll period, and provided further that an Eligible Employee’s Matching Contribution at any point during the Plan Year shall not exceed the Elective Deferrals credited to the Eligible Employee for the portion of the Plan Year through such date. Notwithstanding the foregoing provisions of this Section 4.02(a), for Elective Deferrals made for the Performance Pay Deferral Period ending April 15, 2024 (and not for purposes of Matching Contributions credited on the

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 16 Employee’s Excess Plan Eligible Pay), the Matching Contribution rate will, instead of five (5) percent, be the matching contribution percentage applicable to the Eligible Employee in 2023 under the 401(k) Plan, if higher (for example, six (6) percent); provided, however, that any such amounts in excess of five (5) percent will not be taken into account in calculating the matching contribution for purposes of the true-up described in clause (3) and the proviso that follows it, above. (b) Matching Contributions for the 2023 Plan Year. A Matching Contribution shall be credited each payroll period to the Post-2004 Company Account for each Eligible Employee who satisfies the eligibility requirements described in Section 3.02 for such payroll period. An Eligible Employee’s Matching Contribution shall equal the sum of the following: (1) the lesser of (i) the company matching contribution percentage applicable to the Eligible Employee under the 401(k) Plan or (ii) the Elective Deferral percentage elected by the Eligible Employee (without regard to any Combined Base Pay Election) for such payroll period, multiplied by the Eligible Employee’s Elective Deferrals for such payroll period; (2) the lesser of (i) the company matching contribution percentage applicable to the Eligible Employee under the 401(k) Plan or (ii) the Elective Deferral percentage elected by the Eligible Employee (without regard to any Combined Base Pay Election) for such payroll period, multiplied by the Eligible Employee’s Excess Plan Eligible Pay for such payroll period; and (3) a true-up matching contribution for such payroll period calculated as (i) multiplied by (ii), minus (iii), as follows: i. The lesser of (A) the company matching contribution percentage applicable to the Eligible Employee under the 401(k) Plan or (B) the percentage derived from the ratio of: A) The aggregate Elective Deferrals credited to the Eligible Employee for the portion of the Plan Year after the Employee has reached the Employee’s Benefits Service Date and through the end of the payroll period, to B) The sum, for the portion of the Plan Year after the Employee has reached the Employee’s Benefits Service

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 17 Date and through the end of the payroll period, of (x) the Eligible Employee’s Elective Deferrals, (y) the Eligible Employee’s Excess Plan Eligible Pay, and (z) if the Eligible Employee did not elect a Combined Base Pay Election for the Plan Year, the compensation eligible for matching contributions under the 401(k) Plan. Multiplied by ii. The Eligible Employee’s Excess Plan Eligible Pay plus the Eligible Employee’s Elective Deferrals, in each case for the portion of the Plan Year after the Employee has reached the Employee’s Benefits Service Date and through the end of the payroll period. Minus iii. The Matching Contributions credited to the Eligible Employee for the portion of the Plan Year through the end of the payroll period (including, for the avoidance of doubt, Matching Contributions calculated under paragraphs (1) and (2) above for such payroll period). provided that the sum calculated under paragraphs (1) and (2) above shall not exceed the Elective Deferrals credited to the Eligible Employee for the payroll period, and provided further that an Eligible Employee’s Matching Contribution at any point during the Plan Year shall not exceed the Elective Deferrals credited to the Eligible Employee for the portion of the Plan Year through such date. (c) Matching Contributions from 2013-2022. Effective for Matching Contributions payable with respect to Plan Years 2013 through 2022, Matching Contributions were calculated for the applicable Plan Year in accordance with the terms of the Plan then in effect and were not made on a payroll period-by- payroll period basis.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 18 ARTICLE V. NON-ELECTIVE CREDITS 5.01. Automatic Contributions. An Automatic Contribution shall be credited to the Post-2004 Company Account for each Employee who is eligible for Automatic Contributions under Section 3.03 as follows: (a) Effective for Plan Years in 2024 and thereafter, no Automatic Contributions will be made under the Plan, except as provided in the following sentence. For Performance Pay paid during the Deferral Period ending April 15, 2024, an Automatic Contribution shall be credited to the Post-2004 Company Account each payroll period for each Employee who is eligible for Automatic Contributions under Section 3.03, with such contribution equal to the Employee’s “automatic contribution percentage” under the 401(k) Plan as of December 31, 2023, multiplied by the Employee’s Elective Deferrals with respect to the Performance Pay, if any, for the payroll period. (b) Effective for Automatic Contributions payable with respect to Plan Year 2023, the amount of Automatic Contributions each payroll period equals the sum of: (1) the Employee’s “automatic contribution percentage” under the 401(k) Plan multiplied by the Employee’s Elective Deferrals, if any, for the payroll period; plus (2) the Employee’s “automatic contribution percentage” under the 401(k) Plan multiplied by the Employee’s Excess Plan Eligible Pay, if any, for the payroll period. (c) Effective for Automatic Contributions payable with respect to Plan Years 2013 through 2022, Automatic Contributions were calculated for the applicable Plan Year in accordance with the terms of the Plan then in effect and were not made on a payroll period-by-payroll period basis. 5.02. Discretionary Awards. From time to time, the Company, in its discretion, may credit an Eligible Employee’s Post-2004 Company Account with an amount determined under an agreement evidencing the Discretionary Award, and such award shall be subject to the terms specified in such agreement in addition to the terms of this Plan.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 19 ARTICLE VI. VESTING, DEEMED INVESTMENT OF ACCOUNTS 6.01. Individual Accounts. For record-keeping purposes only, the Plan Administrator shall maintain, or cause to be maintained, records showing the individual balances of each Account maintained for a Participant from time to time under the Plan. Periodically, each Participant shall be furnished with a statement setting forth the value of the Participant’s Accounts under the Plan. 6.02. Vesting of Accounts. A Participant shall be fully vested in all Accounts maintained for the Participant under the Plan; provided, however, that Discretionary Awards credited to a Participant’s Post-2004 Company Account and earnings, gains, or losses on those contributions, shall become vested only as set forth in the agreement evidencing the award and, to the extent not vested, shall not be paid. 6.03. Deemed Investment of Accounts. A Participant’s Accounts under the Plan shall be adjusted for deemed earnings, gains, or losses. Earnings, gains, or losses for any period before the Effective Date shall be determined in accordance with the applicable provisions of the EDCP. Earnings, gains, or losses for any period on or after the Effective Date shall be determined in accordance with the following: (a) Deemed Investment Options Available. (1) General Rule. A Participant’s Account shall be treated as if the Participant had invested such accounts in certain 401(k) Plan investment funds in accordance with subsection (b), below, except with respect to certain amounts credited before the Effective Date and attributable to Matching Contributions or the Buy-First Program as described in paragraphs (2) and (3), below. (2) Matching Contributions Credited Before the Effective Date. The portion of a Participant’s Pre-2005 Company Account (if any) and the Participant’s Post-2004 Company Account attributable to Matching Contributions credited to the Participant before the Effective Date (and related earnings but not dividend equivalents) shall be treated as if invested at all times in the IBM Stock Fund under the 401(k) Plan. Notwithstanding the foregoing, if a Participant has a termination of employment for purposes of the 401(k) Plan and the Participant’s entire Plan benefit is not immediately payable in a lump sum, amounts described in this paragraph (2) shall no longer be subject to the restrictions of this paragraph (2) and may be invested as described in paragraph (1), above.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 20 (3) Amounts Attributable to Buy-First Executive Equity Program. Any portion of a Participant’s Post-2004 Elective Deferral Account that is attributable to a Participant’s deferrals under the EDCP through the IBM Buy-First Executive Equity Program before the Effective Date (and related earnings but not dividend equivalents) shall, for the three-year period following the date such deferrals were credited, be treated as if invested in the IBM Stock Fund under the 401(k) Plan; provided, however, that if a Participant has a termination of employment for purposes of the 401(k) Plan before the end of such three-year period and the Participant’s entire Plan benefit is not immediately payable in a lump sum, amounts described in this paragraph (3) shall no longer be subject to the restrictions of this paragraph (3) and may be invested as described in paragraph (1), above. (b) Elections for Deemed Investment Options. (1) Initial Election For Future Credits. A Participant shall designate, in such form and at such time in advance as may be prescribed by the Plan Administrator, the proportions (in multiples of 1%) in which Elective Deferrals and Company Contributions credited to the Participant’s Plan Accounts on or after the Effective Date shall be treated as if they had been allocated among any or all of the investment funds that are available under the 401(k) Plan (other than the mutual fund window) at the time such amounts are credited. If the Participant makes no such designation, the Participant shall be deemed to have designated the default investment fund under the 401(k) Plan. (2) Change in Election for Future Credits. A Participant may elect, in such form and at such time in advance as may be prescribed by the Plan Administrator, to change the Participant’s investment elections for future Elective Deferrals and Company Contributions credited to the Participant’s Plan Accounts. Any restrictions on investment election changes that apply under the 401(k) Plan shall also apply under the Plan. (3) Transfers Among Deemed Investment Options. A Participant may elect, in such form and at such time in advance as may be prescribed by the Plan Administrator, to transfer balances in the Participant’s Plan Accounts (other than amounts described in subsections (a)(1), (a)(2), or (a)(3) that are required to be treated as invested in IBM stock or the IBM Stock Fund) among the available investment funds, provided that:

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 21 i. Transfers must be made in multiples of 1%, provided that the minimum amount transferred shall be $250 if that is greater than 1% (provided, however, that the Plan Administrator may specify a different percentage and/or a different dollar amount to be applied in this paragraph); ii. Any restrictions on transfers into or out of investment funds that apply under the 401(k) Plan shall also apply under the Plan; and iii. Plan Administrator may impose such additional rules and limits upon transfers between investment funds as the Plan Administrator may deem necessary or appropriate. (c) Administrative Fee. Each calendar quarter, an administrative fee shall be deducted pro rata from each Participant’s Accounts. The amount of the fee shall be determined by the Plan Administrator and, as of January 1, 2023 is $8 each quarter. (d) IBM Stock Fund Adjustment in 2021. As of the date on which the spin-off of Kyndryl Holdings, Inc. (“Kyndryl Holdings”) occurred, which was November 3, 2021 (the “Distribution Date”), and notwithstanding any other provision of this Section 6.03, Plan balances that are treated as invested in the IBM Stock Fund under the 401(k) Plan were adjusted by deeming the Kyndryl Holdings stock that would have been received on account of IBM shares to be treated as immediately reinvested in the IBM Stock Fund under the 401(k) Plan following the Distribution Date, in accordance with this subsection and as otherwise determined by Plan Administrator in its sole discretion. The adjustment described in the preceding sentence resulted in each Participant being treated as having an additional number of units in the IBM Stock Fund under the 401(k) Plan, with such additional number calculated as (1), divided by (2), and rounded to the nearest thousandth unit, as follows: (1) The dollar amount of the Participant’s Plan account treated as invested in the IBM Stock Fund as of closing on the Distribution Date, multiplied by the cost allocation percentage for Kyndryl Holdings stock upon the spin-off. divided by (2) An adjusted unit price for the IBM Stock Fund, calculated as the NAV for the IBM Stock Fund on the Distribution Date, multiplied by the cost allocation percentage for IBM stock upon the spin-off.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 22 The cost allocation percentage was determined by the Plan Administrator in its sole discretion based upon the opening per share price of IBM stock and Kyndryl Holdings stock on the New York Stock Exchange on the first trading day that occurred immediately following the Distribution Date, relative to the closing per share price of IBM stock on the Distribution Date. In accordance with the foregoing and for the avoidance of doubt, no Participant Account balance was treated as invested in Kyndryl Holdings stock or a Kyndryl Holdings stock fund, notwithstanding any such treatment in the 401(k) Plan.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 23 ARTICLE VII. FORFEITURE AND RIGHT OF RECOVERY OF COMPANY CONTRIBUTIONS 7.01. In General. If IBM’s chief human resources officer makes a determination that a Participant has engaged in “Detrimental Activity” (as defined below), subject to the terms of this ARTICLE VII: (i) the Participant’s right (if any) to the payment of the portion of the Participant’s Account attributable to “Applicable Company Contributions” (as defined below) shall terminate, unless otherwise determined by such chief human resources officer; and (ii) if such portion of the Participant’s Account had been paid before such determination is made, the Participant shall be required to repay such amount to IBM, unless otherwise determined by such chief human resources officer. Any determination by IBM’s chief human resources officer under this ARTICLE VII may be made in such officer’s sole discretion and shall be binding on the Participant. 7.02. Detrimental Activity. For purposes of this ARTICLE VII, “Detrimental Activity” shall include the performance of any of the following activities during the Participant’s employment with the Company (as defined below) or during the 12- month period immediately following such employment: (a) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; this includes accepting an offer to engage in or associate with any businesses which are or become competitive with the Company. Engaging or association with includes, without limitation, engagement or association as a sole proprietor, owner, employer, director, partner, principal, joint venture, associate, employee, member, consultant, or contractor. This also includes engagement or association as a shareholder or investor during the course of your employment with the Company, and includes beneficial ownership of five percent (5%) or more of any class of outstanding stock of a competitor of the Company following the termination of your employment with the Company; (b) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company’s Agreement Regarding Confidential Information and Intellectual Property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company;

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 24 (c) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s Agreement Regarding Confidential Information and Intellectual Property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (d) activity that results in termination of the Participant’s employment for cause; (e) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company’s Business Conduct Guidelines; (f) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (g) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (h) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company. In addition to, and notwithstanding the foregoing provisions of this Section 7.02 or any other provision of the Plan, Elective Deferrals of Performance Pay and Company Contributions attributable to Performance Pay will be incentive-based compensation to the extent required under the terms of any applicable IBM recovery policy as in effect from time to time (“Recovery Policy”) and subject to the terms thereof (including potential forfeiture, reduction, or other recovery), and all payments under the Plan shall be subject to offset, forfeiture, or reduction to satisfy any recovery under such Recovery Policy, to the fullest extent permitted by applicable law and consistent with Section 1.04 (application of Section 409A of the Code). 7.03. Applicable Company Contributions. For purposes of this ARTICLE VII, “Applicable Company Contributions” means Company Contributions (adjusted for deemed earnings, gains, or losses) credited to the Participant’s Account during the period (i) beginning 12 months before the date of the first occurrence of the Detrimental Activity, and (ii) ending on the last day of the Plan Year in which the Participant terminates employment with the Company. For the avoidance of doubt,

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 25 “Applicable Company Contributions” include any Company Contributions credited under the Plan in connection with the last paycheck of the Participant for compensation earned through the date of termination of employment. Notwithstanding the foregoing, “Applicable Company Contributions” do not include Company Contributions credited before April 1, 2010. 7.04. Timing. This ARTICLE VII applies only if IBM’s chief human resources officer makes a determination that the Participant engaged in Detrimental Activity under Section 7.01 no later than the second anniversary of the date such officer discovers the Detrimental Activity. 7.05. Delegation of Authority. IBM’s chief human resources officer may, by a duly adopted resolution, delegate to an officer or employee of IBM all or a portion of their authority under this ARTICLE VII. 7.06. Chief Human Resources Officer. For purposes of this ARTICLE VII: (a) if IBM’s chief human resources officer delegates their responsibilities under this ARTICLE VII to another person or to a committee, references to IBM’s chief human resources officer in this ARTICLE VII shall, instead, refer to such other person or committee, except as provided in (b), below; and (b) in the case of a Participant who is IBM’s chief human resources officer, references to IBM’s chief human resources officer in this ARTICLE VII shall, instead, refer to the Board or its delegate.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 26 7.07. Non-Exclusive Remedies. The remedies available under this ARTICLE VII are in addition to, and not in lieu of, any other remedies available to IBM or its affiliates. 7.08. Severability. If an arbitrator or court of competent jurisdiction determines that any term, provision, or portion of this ARTICLE VII is void, illegal, or unenforceable, the other terms, provisions, and portions of this ARTICLE VII (as well as the remainder of the Plan) shall remain in full force and effect, and the terms, provisions, and portions that are determined to be void, illegal, or unenforceable shall either be limited so that they shall remain in effect to the extent permissible by law, or such arbitrator or court shall substitute, to the extent enforceable, provisions similar thereto or other provisions, so as to provide to IBM and its affiliates, to the fullest extent permitted by applicable law, the benefits intended by this ARTICLE VII.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 27 ARTICLE VIII. PAYMENT OF GRANDFATHERED AMOUNTS 8.01. Grandfathered Treatment of Grandfathered Amounts. Pre-2005 Accounts are paid in accordance with the EDCP in effect on October 3, 2004, except as the EDCP is amended, where each such amendment does not constitute a “material modification,” as determined under Section 409A of the Code. This ARTICLE VII describes the key provisions of the EDCP (as amended), as it applies to Grandfathered Amounts on and after the Effective Date. 8.02. Payment of Grandfathered Amounts Upon Death. If a Participant dies before the Participant’s Pre-2005 Accounts have been distributed in full, the value of the Participant’s Pre-2005 Accounts shall be paid in a lump sum to the Participant’s Beneficiary as soon as practicable after the Participant’s death. 8.03. Options for Payment of Grandfathered Amounts Upon Termination of Employment. (a) Forms of Payment. A Participant may elect, at the time and in the manner described in subsection (b), below, to have the value of the Participant’s Pre-2005 Accounts paid under one of the following options, subject to the limits in Section 8.04, below (regarding retirement-eligibility and $25,000 cash-out limit): (1) A lump sum payment as soon as practicable following the Participant’s termination from employment; (2) A lump sum payment as of the last business day in January of the calendar year immediately following the calendar year in which the Participant’s termination from employment occurs; or (3) From two to 10 annual installments (as elected by the Participant), each paid as of the last business day in January beginning with the January immediately following the calendar year in which the Participant’s termination from employment occurs, until the elected number of installments have been paid. Solely for purposes of this subsection (a), termination of employment includes the date on which a Participant begins to receive LTD Benefits. (b) Election of Payment Option. A Participant shall elect a payment option for the Participant’s Pre-2005 Accounts in the form and manner prescribed by the Plan Administrator. A payment election made before January

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 28 1, 2008, applies to a termination of employment that occurs at least six months after, and in a calendar year after, the payment election is made. A payment election made on or after January 1, 2008, applies to a termination of employment that occurs at least twelve months after the payment election is made. 8.04. Payment of Grandfathered Amounts Upon Termination of Employment. The Participant’s Pre-2005 Accounts shall be paid to the Participant in the form and at the time described below: (a) Non-Retirement-Eligible or Benefit Is Less than $25,000. If the Participant is not a Retirement-Eligible Participant or if the aggregate value of all of the Participant’s Accounts under the Plan (including, for this purpose, “deferred shares” as defined in the EDCP) is less than $25,000 when the Participant terminates employment, the Participant’s Pre-2005 Accounts shall be paid in an immediate lump sum. (b) Retirement-Eligible Without Valid Payment Election. If the Participant is a Retirement-Eligible Participant but has not made a valid payment election, the Participant’s Pre-2005 Accounts shall be paid in a lump sum as of the last business day in January immediately following the calendar year of the Participant’s termination of employment, provided that the aggregate value of all of the Participant’s Accounts (including, for this purpose, “deferred shares” as defined in the EDCP) under the Plan is at least $25,000 when the Participant terminates employment. (c) Retirement-Eligible With Valid Payment Election. If the Participant is a Retirement-Eligible Participant and has made a valid payment election, the Participant’s Pre-2005 Accounts shall be paid in accordance with the payment option elected, provided that the aggregate value of all of the Participant’s Accounts under the Plan is at least $25,000 (including, for this purpose, “deferred shares” as defined in the EDCP) when the Participant terminates employment.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 29 ARTICLE IX. PAYMENT OF NON-GRANDFATHERED AMOUNTS 9.01. Payment of Non-Grandfathered Amounts Upon Death. If a Participant dies before the Participant’s Post-2004 Accounts have been distributed in full, the value of the Participant’s Post-2004 Accounts shall be paid in a lump sum to the Participant’s Beneficiary on the date that is 30 days after the date of the Participant’s death (or, if that date is not a business day, the first business day thereafter). However, the Plan Administrator may make payment on any other day to the extent that such payment is treated as being paid on the date specified in the previous sentence under applicable Treasury Regulations, which permit payment to be made within thirty days before the specified date and later within the same calendar year, or by December 31 of the first calendar year following the calendar year during which the death occurs. For purposes of determining the amount payable to the Beneficiary, the Participant’s Post-2004 Accounts will be valued as of the date the payment is processed. 9.02. Form of Payment for Non-Grandfathered Amounts Paid Upon a 409A Separation from Service. A Participant may elect, at the time and in the manner described in Section 9.03, below, to have the value of the Participant’s Post-2004 Accounts paid under one of the following options, subject to the limits in Section 9.04, below (regarding delays for 409A Key Employees) and Section 9.05, below (special rules for separations during the first quarter of 2008): (a) A lump sum payment as of the first business day that is at least 30 days after the Participant’s 409A Separation from Service; (b) A lump sum payment as of the last business day in January of the calendar year immediately following the calendar year in which the Participant’s 409A Separation from Service occurs; or (c) From two to 10 annual installments (as elected by the Participant), each paid as of the last business day in January beginning with the January immediately following the calendar year in which the Participant’s 409A Separation from Service occurs, until the elected number of installments have been paid, subject to Section 9.04(c) (involuntary cash-outs). This installment option is treated as the entitlement to a single payment for purposes of Treasury Regulation section 1.409A-2(b)(2)(iii). However, the Plan Administrator may make payment on any other day to the extent that such payment is treated as being paid on the date specified above under Treasury Regulation section 1.409A-3(d), which permits payment to be made within thirty days before the specified date and later within the same calendar year, or, if later, within 2-

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 30 1/2 months following the specified date, provided that the Participant is not permitted to designate the taxable year of payment. 9.03. Electing and Changing Payment Options for Non-Grandfathered Amounts. (a) Election of Payment Option. A Participant shall elect a payment option for the Participant’s Post-2004 Accounts in the form and manner prescribed by the Plan Administrator and during whichever of the following election periods applies to the Participant (except as provided in Section 9.05, below, with respect to a separation during the first quarter of 2008): (1) Special Election Period in 2007. During the special election period designated by the Plan Administrator and ending no later than December 31, 2007, certain Employees as provided under the terms of the Plan as of the Effective Date were permitted to elect the payment option that will apply to the Employee’s Post-2004 Accounts under the Plan in the event the Employee’s 409A Separation from Service occurs on or after April 1, 2008. (2) Election in Plan Year Before Initial Eligibility. An individual who is first eligible to make Elective Deferrals in a Plan Year beginning after the Effective Date, and who before such Plan Year has not earned any other benefit under the Plan (including the EDCP) may, during the annual enrollment period prescribed by the Plan Administrator that immediately precedes such Plan Year, elect the payment option that will apply to the individual’s Post-2004 Accounts under the Plan, whether or not the individual also elects to make Elective Deferrals during such enrollment period. (3) Initial Excess Benefit Plan Election. If, during a Plan Year, an Eligible Employee earns for the first time Automatic Contributions, and the benefit the Eligible Employee earns under the Plan for the Plan Year is equal only to the excess of amounts that would otherwise be allocated to the Participant’s account in the 401(k) Plan in the absence of one or more limits applicable to tax-qualified plans over the amount actually credited to the Participant’s account in the 401(k) Plan, the Participant may elect, in accordance with Treas. Reg. § 1.409A-2(a)(7)(iii), the payment option that will apply to the Participant’s Post-2004 Accounts under the Plan during the period determined by the Plan Administrator that ends no later than January 31st of the calendar year immediately following the

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 31 calendar year in which the Automatic Contributions are credited, but only if the Participant: i. was not, during the Plan Year of such credit or any previous Plan Year beginning on or after the Effective Date, eligible to make an Elective Deferral; ii. was not previously eligible to elect a payment option under this subsection (a); iii. has not, in any calendar year prior to the calendar year of the contribution, accrued a benefit or deferred compensation under a plan as determined under Treas. Reg. § 1.409A-2(a)(7)(iii). (b) Irrevocability and Default Payment Option. If a Participant does not make an election under paragraphs (a)(1), (a)(2), or (a)(3), above (including a Participant who is not eligible to make an election under any of those paragraphs), the Participant’s initial payment election shall be the payment option described in subsection 9.02(a) (immediate lump sum), above. A Participant’s initial payment election (including the default option described in the previous sentence) becomes irrevocable, and can be changed only in accordance with subsection (c), below, after (i) the deadline specified in paragraphs (a)(1) or (a)(3), for Participants eligible to make elections under those paragraphs, and (ii) December 31 of the Plan Year preceding the Plan Year in which the Participant first earns a credit under the Plan, for all other Participants. (c) Changing Payment Options. A Participant may elect, in the form and manner prescribed by the Plan Administrator, to change the Participant’s initial payment option determined under this Section 9.03, provided that: (1) The Participant must make such election at least 12 months before the date of the Participant’s 409A Separation from Service; (2) If the election is made on or after January 1, 2009, the payment date for any lump sum or the start date for any series of installments provided for under the new payment option shall be the fifth anniversary of the payment date or start date that would have applied absent a change in payment option; and (3) The Participant may change the Participant’s payment option:

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 32 i. only once during 2008; and ii. only once on or after January 1, 2009. 9.04. Payment of Non-Grandfathered Amounts Upon a 409A Separation from Service. The value of a Participant’s Post-2004 Accounts shall be paid to the Participant upon the Participant’s 409A Separation from Service in the form and at the time provided in Sections 9.02 and 9.03, above (except as provided in Section 9.05, below (special rules for first quarter of 2008)), subject to the following: (a) Delay for 409A Key Employees. If the Participant is a 409A Key Employee on the date of the Participant’s 409A Separation from Service, the payment date for any lump sum or the start date for any series of installments provided for under the applicable payment option shall be the later of (I) the first business day that is six months after the date of the Participant’s 409A Separation from Service, or (II) the otherwise applicable payment date or start date, subject to subsection (b) (death). If the start date of a series of installments occurs other than as of the last business day in January due to application of this paragraph, installments after the first installment shall be paid as of the last business day in January of each subsequent year, as scheduled without regard to the delay described in this subsection (a). (b) Death of Participant After 409A Separation from Service. If the death of a Participant (including a 409A Key Employee described in subsection (a), above) occurs before the payment date for any lump sum or installment provided for under the applicable payment option, payment shall be made to the Participant’s Beneficiary as provided in Section 9.01. (c) Involuntary Cash-Out. If (i) the applicable payment option is the installment option described in subsection 9.02(c), above, and (ii) the aggregate value of all of the Participant’s Accounts under the Plan (including, for this purpose, “deferred shares” as defined in the EDCP) determined as of the date of the Participant’s 409A Separation from Service is less than 50% of the Pay Limit in effect for the calendar year in which the Participant’s 409A Separation from Service occurs, the value of the Participant’s Post-2004 Accounts shall be distributed in a lump sum on the start date that would otherwise have applied for the elected installments, taking into account any applicable delay for a 409A Key Employee described in subsection (a), above. 9.05. Special Rules for Payment of Non-Grandfathered Amounts Upon a 409A Separation from Service in First Quarter of 2008. Special rules applied if a

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 33 Participant’s 409A Separation from Service occurred on or after January 1, 2008, and before April 1, 2008, as set forth in the Plan in effect as of the Effective Date 9.06. Valuation of Non-Grandfathered Accounts. For purposes of determining the amount of any payment of the Participant’s Post-2004 Accounts, the Participant’s Post-2004 Accounts will be valued as of the date the payment is processed, except that if payment is required under the terms of the Plan to be made as of the last business day in January of a Plan Year (for example, pursuant to Section 9.02(b)), the Participant’s Post-2004 Accounts with respect to such payment shall be valued as of such last business day in January. For purposes of determining the amount of any annual installment payment of the Participant’s Post-2004 Accounts, the value of the Participant’s Post-2004 Accounts on the valuation date shall be divided by the remaining number of installments. No adjustment shall be made to the amount of any lump sum or installment after the valuation date. 9.07. Effect of Rehire on Non-Grandfathered Payments. If a Participant becomes eligible for a payment of benefits on account of a 409A Separation from Service and is rehired as an Employee before the Participant’s Post-2004 Accounts have been distributed in full, payments shall be made as if the Participant had not been rehired. If the Participant again becomes eligible to make Elective Deferrals or receive Company Contributions following the Participant’s rehire, the Plan Administrator shall arrange separate accounting for Elective Deferrals and Company Contributions (and related earnings, gains, or losses) credited to the Participant’s Post-2004 Accounts following the Participant’s rehire, and the Participant’s opportunity to make an initial distribution election under subsection 9.03(a)(2) (election in Plan Year before initial eligibility) shall be determined without regard to the benefits earned under the Plan prior to the Participant’s rehire.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 34 ARTICLE X. ADMINISTRATION 10.01. Amendment or Termination. This Plan may be amended from time to time for any purpose permitted by law or terminated at any time by written resolution of the Board or by IBM’s chief human resources officer, but only if the chief human resource officer’s action is not materially inconsistent with a prior action of the Board. The authority to amend or terminate the Plan shall include the authority to amend the procedure for amending or terminating the Plan and the authority to amend or terminate any related instrument or agreement. 10.02. Responsibilities. (a) The following persons and groups of persons shall severally have the authority to control and manage the operation and administration of the Plan as herein delineated: (1) the Board, (2) IBM’s chief human resources officer, and (3) the Plan Administrator and each person on any committee serving as the Plan Administrator. Each person or group of persons shall be responsible for discharging only the duties assigned to it by the terms of the Plan. (b) The Board shall be responsible only for approval of a resolution in accordance with Section 10.01 to amend or terminate the Plan. (c) IBM’s chief human resources officer may, pursuant to a duly adopted resolution, delegate to any officer or employee of IBM, or a committee thereof, authority to carry out any decision, directive, or resolution of IBM’s chief human resources officer. IBM’s chief human resources officer may appoint one or more executives employed by IBM to serve as Plan Administrator or as a committee to fulfill the function of Plan Administrator. The VP HR with functional responsibilities for IBM’s benefit programs shall serve as the Plan Administrator if no such appointment is made by IBM’s chief human resources officer. (d) In the sole discretion of the Plan Administrator, the Plan Administrator shall have the full power and authority to:

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 35 (1) promulgate and enforce such rules and regulations as shall be deemed to be necessary or appropriate for the administration of the Plan; (2) adopt any amendments to the Plan that are required by law; (3) interpret the Plan consistent with the terms and intent thereof; and (4) resolve any possible ambiguities, inconsistencies, and omissions. All such determinations and interpretations shall be in accordance with the terms and intent of the Plan, and the Plan Administrator shall report such actions to IBM’s chief human resources officer on a regular basis. (e) IBM’s chief human resources officer and the Plan Administrator may engage the services of accountants, attorneys, actuaries, investment consultants, and such other professional personnel as are deemed necessary or advisable to assist them in fulfilling their responsibilities under the Plan. IBM’s chief human resources officer, the Plan Administrator, and their delegates and assistants will be entitled to act on the basis of all tables, valuations, certificates, opinions, and reports furnished by such professional personnel.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 36 ARTICLE XI. GENERAL PROVISIONS 11.01. Funding. (a) All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company. In the sole discretion of IBM’s chief human resources officer, a Participant’s accounts under the Plan may be reduced to reflect allocable administrative expenses. (b) The Company, the IBM’s chief human resources officer, and the Plan Administrator do not guarantee the investment alternatives available under the Plan in any manner against loss or depreciation. 11.02. No Contract of Employment. Nothing herein contained shall be deemed to give any employee the right to be retained in the service of the Company or an affiliate or to interfere with the right of the Company or an affiliate to discharge any employee at any time without regard to the effect that such discharge may have upon the employee under the Plan. Nothing appearing in or done pursuant to the Plan shall be held or construed to create a contract of employment with the Company, to obligate the Company to continue the services of any employee, or to affect or modify any employee’s terms of employment in any way or to give any person any legal or equitable right or interest in the Plan or any part thereof or distribution therefrom or against the Company except as expressly provided herein. 11.03. Facility of Payment. In the event the Plan Administrator determines that any Participant or Beneficiary receiving or entitled to receive benefits under the Plan is incompetent to care for such individual’s affairs and in the absence of the appointment of a legal guardian of the property of the incompetent, benefit payments due under the Plan (unless prior claim thereto has been made by a duly qualified guardian, committee, or other legal representative) may be made to the spouse, parent, brother or sister, or other person, including a hospital or other institution, deemed by the Plan Administrator to have incurred or to be liable for expenses on behalf of such incompetent. In the absence of the appointment of a legal guardian of the property of a minor, any minor’s share of benefits payable under the Plan may be paid to such adult or adults as in the opinion of the Plan Administrator have assumed the custody and principal support of such minor. The Plan Administrator, however, in its sole discretion, may require that a legal guardian for the property of such incompetent or minor be appointed before authorizing the payment of benefits in such situation. Benefit payments made under the Plan in accordance with determinations of the Plan

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 37 Administrator pursuant to this Section 11.03 shall be a complete discharge of any obligation arising under the Plan with respect to such benefit payments. 11.04. Withholding Taxes. The Plan Administrator shall have the right to withhold all applicable taxes or other payments from benefits hereunder and to report information to government agencies when required to do so by law. 11.05. Nonalienation. No benefits payable under the Plan shall be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment, lien, levy, or like encumbrance. No benefit under the Plan shall in any manner be liable for or subject to the debts or liabilities of any person entitled to benefits under the Plan. Compliance with any domestic relations order relating to a Participant’s Account that the Plan Administrator determines must be complied with under applicable law shall not be considered a violation of this provision; provided, however, that an administrative fee determined by the Plan Administrator shall be deducted from any Participant’s Account that is subject to a domestic relations order. 11.06. Administration. All decisions, determinations, or interpretations the Board, IBM’s chief human resources officer, the Plan Administrator, the Company, or any member, officer or employee thereof are authorized to make under the Plan (including the delegation of any authority hereunder to another party) shall be made in that party’s sole discretion and shall be final, binding, and conclusive on all interested persons. 11.07. Construction. All rights hereunder shall be governed by and construed in accordance with federal law and, to the extent not preempted by federal law, the laws of the State of New York without regarding to the choice of law rules of any jurisdiction.

IBM EXCESS SAVINGS PLAN AS OF JANUARY 1, 2024 PAGE 38 ARTICLE XII. CLAIMS PROCEDURE If a Participant or Beneficiary believes they are entitled to have received benefits but have not received them, the Participant or Beneficiary must accept any payment made under the Plan and make prompt and reasonable, good faith efforts to collect the remaining portion of the payment, as determined under Treas. Reg. § 1.409A-3(g). For this purpose (and as determined under such regulation), efforts to collect the payment will be presumed not to be prompt, reasonable, good faith efforts, unless the Participant or Beneficiary provides notice to the Plan Administrator within 90 days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and the regulations under Code Section 409A, and unless, if not paid, the Participant or Beneficiary takes further enforcement measures within 180 days after such latest date. In addition, a Participant or Beneficiary must exhaust any other claims procedures established by the Plan Administrator before initiating litigation. Any limitations periods for filing claims in court that apply under the 401(k) Plan shall also apply under this Plan. This incorporation by reference is not intended to broaden the scope of the claims that are available under this Plan. For example, certain claims that may be pursued under the 401(k) Plan in certain circumstances (such as claims for breach of fiduciary duty) may not be pursued under this Plan. Any action in court in connection with the Plan by, or on behalf of, any participant or beneficiary must be brought in the federal courts in New York, County of Westchester. By participating in the Plan, participants consent to jurisdiction and venue in courts in New York, County of Westchester to resolve any issues that may arise out of the Plan.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 APPENDIX A IBM EXECUTIVE DEFERRED COMPENSATION PLAN Amended and Restated Effective January 1, 2000 Incorporating Amendments Effective Through January 1, 2008

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 INTRODUCTION A. Name of Plan and Purpose. The IBM Executive Deferred Compensation Plan has been authorized by the Board of Directors of International Business Machines to be applicable effective on and after January 1, 1995. The purpose of this Plan is to attract and retain executives by providing a means for making compensation deferrals and matching company contributions for those employees eligible to participate in the Savings Plan (as defined in Article 1) with respect to whom compensation deferrals and company contributions under the Savings Plan are or would be limited by application of the limitations imposed on qualified plans by Sections 401(a)(17), 401(a)(30), and 415 of the Internal Revenue Code of 1986, as amended (the “Code”). B. Legal Status. This Plan is intended to constitute an unfunded deferred compensation plan for a select group of management or highly compensated employees under Sections 201(2), 301(a)(2), 401(a)(1), and 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended. All benefits payable under the Plan shall be paid out of the general assets of the Company. C. Restatement. The Plan is amended and restated herein effective as of January 1, 2000, incorporating amendments effective through January 1, 2008. The Plan is superseded, effective January 1, 2008, by the IBM Excess 401(k) Plus Plan (the “Excess Plan” and later renamed the IBM Excess Savings Plan), except as provided in Paragraph D, below, with respect to Grandfathered Amounts and Deferred Shares and as otherwise provided in the text of the Plan. D. Section 409A. (1) Grandfathered Amounts. Benefits earned and vested under the Plan before January 1, 2005, as adjusted for earnings, gains, or losses on those benefits (“Grandfathered Amounts”) are treated as grandfathered for purposes of Section 409A of the Code. Grandfathered Amounts (including Grandfathered Amounts attributable to Deferred Shares) are subject to the terms of the Plan in effect on October 3, 2004, except to the extent such terms have been or are hereafter amended in a manner that does not constitute a “material modification,” as determined under Section 409A of the Code. An amendment described in the preceding sentence may be accomplished through an amendment to this Plan document and/or through an amendment to the Excess Plan (or any successor plan) document. For recordkeeping purposes, Grandfathered Amounts shall be accounted for separately.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 (2) Non-Grandfathered Amounts. With respect to benefits earned under the Plan other than Grandfathered Amounts described in Paragraph D(1) above (“Non-Grandfathered Amounts”), the Plan is intended, and shall be construed, to comply with the requirements of Section 409A of the Code: (A) On and after January 1, 2005, and before January 1, 2008, the Plan was operated in good faith compliance with the requirements of Section 409A of the Code with respect to Non- Grandfathered Amounts. In this respect, (I) the timing of deferral elections was modified as described in Articles 2.02(b) and 2.02(f), (II) the application of deferral elections was modified as described in Article 3.01, and (III) distribution rules were modified as described in Article 5.04. In addition, any payment made during this period that was contingent upon a “termination of employment” or “retirement,” was contingent upon a “separation from service” (as defined in accordance with a good faith, reasonable interpretation of Section 409A of the Code). (B) On and after January 1, 2008: (i) Non-Grandfathered Amounts that are not attributable to Deferred Shares shall be distributed in accordance with the provisions of the Excess Plan (or any successor plan). (ii) Non-Grandfathered Amounts that are attributable to Deferred Shares shall be distributed in accordance with the provisions of ARTICLE 9 of this Plan. Notwithstanding anything to the contrary in this Paragraph D, in no event shall the Company, its officers, directors, employees, parents, subsidiaries, or affiliates be liable for any additional tax, interest, or penalty incurred by a Participant or Beneficiary as a result of the Plan’s failure to satisfy the requirements of Section 409A of the Code, or as a result of the Plan’s failure to satisfy any other applicable requirements for the deferral of tax.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE i IBM EXECUTIVE DEFERRED COMPENSATION PLAN TABLE OF CONTENTS Page(s) ARTICLE 1. DEFINITIONS ............................................................................................ 1 ARTICLE 2. PARTICIPATION ....................................................................................... 4 2.01 Eligibility .................................................................................................... 4 2.02 Participation .............................................................................................. 4 2.03 Application of this Article After 2007 .......................................................... 5 ARTICLE 3. CONTRIBUTIONS ..................................................................................... 6 3.01 Amount of Deferral Contributions .............................................................. 6 3.02 Matching Contributions .............................................................................. 7 3.03 Additional Company Contributions ............................................................ 7 3.04 Investment of Accounts ............................................................................. 7 3.05 Vesting of Accounts ................................................................................... 8 3.06 Individual Accounts .................................................................................... 8 3.07 Deferral of RSUs or Performance Share Units ......................................... 8 3.08 Application of this Article After 2007 .......................................................... 8 ARTICLE 4. INVESTMENT OF DEFERRALS AND DEFERRAL ACCOUNTS .......... 10 4.01 Deemed Savings Plan Investments; Participant Control ......................... 10 4.02 Change of Investment Selection on Future Deferrals .............................. 10 4.03 Change of Investment Selection on Existing Deferral Accounts .............. 10 4.04 Application of this Article After 2007 ........................................................ 11 ARTICLE 5. PAYMENT OF ACCOUNTS .................................................................... 12 5.01 Commencement of Deferral Payments .................................................... 12 5.02 Method of Payment ................................................................................. 12 5.03 Designation of Beneficiary ....................................................................... 13 5.04 Distributions to Specified Employees ...................................................... 14 5.05 Application of this Article After 2007 ........................................................ 14 ARTICLE 6. GENERAL PROVISIONS ........................................................................ 15 6.01 Funding ................................................................................................... 15 6.02 No Contract of Employment..................................................................... 15 6.03 Facility of Payment .................................................................................. 16 6.04 Withholding Taxes ................................................................................... 16 6.05 Nonalienation ........................................................................................... 16 6.06 Administration .......................................................................................... 17 6.07 Construction ............................................................................................ 17 6.08 Application of this Article After 2007 ........................................................ 17 ARTICLE 7. MANAGEMENT AND ADMINISTRATION .............................................. 18 7.01 Amendment or Termination ..................................................................... 18

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE ii 7.02 Responsibilities ........................................................................................ 18 7.03 Application of this Article After 2007 ........................................................ 20 ARTICLE 8. CLAIMS PROCEDURE ........................................................................... 21 ARTICLE 9. PAYMENT OF NON-GRANDFATHERED DEFERRED SHARES ON OR AFTER JANUARY 1, 2008 ................................................................... 22 9.01 Purpose ................................................................................................... 22 9.02 Definitions ................................................................................................ 22 9.03 Payment Upon Death .............................................................................. 23 9.04 Form of Payment for Amounts Paid Upon a 409A Separation from Service ............................................................................................ 23 9.05 Electing and Changing Payment Options ................................................ 24 9.06 Payment of NG Deferred Shares Upon a 409A Separation from Service .................................................................................................... 25 9.07 Special Rules for Payment of NG Deferred Shares Upon a 409A Separation from Service in First Quarter of 2008 .................................... 26 9.08 Valuation of NG Deferred Shares ............................................................ 27 9.09 Effect of Rehire on Payment of NG Deferred Shares .............................. 27 9.10 Payment of Dividend Equivalents on NG Deferred Shares ..................... 27

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 1 ARTICLE 1. DEFINITIONS The following words and phrases as used herein have the following meanings unless a different meaning is required by the context: 1.01 "Accounts" shall mean the Company Account and the Deferral Account. 1.02 "Beneficiary" shall mean a person other than a Participant who is designated by a Participant or by the terms of the Plan to receive a benefit under the Plan by reason of the death of the Participant. 1.03 "Board" shall mean the Board of Directors of IBM. 1.04 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered. 1.05 "Committee" shall mean the Executive Compensation and Management Resources Committee (“ECMRC”) appointed by the Board or any other person or committee that the ECMRC has delegated its responsibilities to under the Plan. 1.06 "Company" shall mean International Business Machines Corporation ("IBM"), a New York corporation having its principal place of business at Armonk, New York, and its Domestic Subsidiaries, excluding Foreign Branches of the Company except as may be otherwise provided in these Articles. 1.07 "Company Account" shall mean, with respect to a Participant, all amounts credited to the Participant under Articles 3.02, 3.03, and 3.07, and earnings, gains, or losses on those amounts pursuant to Article 3.04. 1.08 "Company Contributions" shall mean the amount credited to a Participant under Articles 3.02 and 3.03. 1.09 "Compensation" shall mean the Participant's salary and annual incentive payment for a calendar year which would be payable to a Participant for services rendered to the Company after the Participant is no longer able to actively participate in the Savings Plan, or would have been unable to actively participate in the Savings Plan if the Participant was not an active participant in the Savings Plan, during the calendar year by reason of Code Section 401(a)(17) or Code Section 401(a)(30). A Participant's Compensation will be determined without regard to a Participant's election to make compensation reduction contributions under the

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 2 Savings Plan, or under a cafeteria plan pursuant to Code Section 125, or to make Deferrals under this Plan. Compensation shall also include, solely for purposes of Article 3.07, the amount of any RSUs or performance share units that are determined to be eligible for deferral in accordance with Article 3.07. 1.10 "DCP Participant" shall mean a Participant who, for a calendar year, was offered the opportunity by the Company to defer up to 100% of his or her annual incentive payment payable for that calendar year. 1.11 "Deferral Account" shall mean, with respect to a Participant, the Participant's account balance under the Deferred Compensation Plan that has been transferred to this Plan, all amounts credited to a Participant under Article 3.01 and earnings, gains, or losses on those amounts pursuant to Article 3.04. 1.12 "Deferral Election Agreement" shall mean the agreement entered into by the Participant pursuant to Article 2.02 under which he or she elects to defer a portion of his or her Compensation under this Plan. 1.13 "Deferrals" shall mean the amount credited to a Participant under Article 3.01. 1.14 "Deferred Compensation Plan" shall mean the incentive compensation deferral program established by IBM in November 1993. 1.15 "Deferred Shares" means a credit to a Participant’s Company Account as described in Article 3.07. 1.16 "Domestic Subsidiary" shall mean a Subsidiary organized and existing under the laws of the United States or any state, territory, or possession thereof; provided however, that the Plan shall not be deemed to cover the employees of any Domestic Subsidiary unless authorized by the Company's chief human resources officer. 1.17 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. 1.18 "Effective Date" shall mean January 1, 1995. 1.19 "Eligible Employee" shall mean, for a calendar year, a domestic executive employee of the Company. 1.20 "Excess Plan" shall mean the IBM Excess 401(k) Plus Plan, effective as of January 1, 2008, as amended from time to time (and later renamed the IBM Excess Savings Plan).

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 3 1.21 "Grandfathered Amounts" has the meaning provided in Paragraph D(1) of the Introduction to this Plan. 1.22 "IBM" shall mean International Business Machines Corporation, any predecessor, or any successor by merger, purchase, or otherwise. 1.23 "Non-Grandfathered Amounts" has the meaning provided in Paragraph D(2) of the Introduction to this Plan. 1.24 "Participant" shall mean each Eligible Employee who has made the election described in Article 2.02(a) or 3.07, who is credited with an amount under Article 3.03, or whose account balance under the Deferred Compensation Plan has been transferred to the employee's Deferral Account under this Plan. 1.25 "Plan" shall mean this IBM Executive Deferred Compensation Plan, as now in effect or as hereafter amended. 1.26 "Plan Administrator" shall mean a person or a committee appointed pursuant to ARTICLE 7 which shall be responsible for reporting, recordkeeping, and related administrative requirements. If appointed as a committee, any one of the members of the committee may act individually on behalf of the committee to fulfill the committee's duties. As of the Effective Date, the Director of Executive Compensation has been appointed as the Plan Administrator. 1.27 "Plan Year" shall mean the calendar year with the first Plan Year commencing on January 1, 1995. 1.28 "PSU" shall mean a performance share unit payable under an award granted under a Company Long-Term Performance Plan. 1.29 "RSU" shall mean a restricted stock unit payable under an award granted under a Company Long-Term Performance Plan. 1.30 "Savings Plan" shall mean the IBM TDSP 401(k) Plan before October 1, 2002, the IBM Savings Plan on or after October 1, 2002 and before January 1, 2008, and the IBM 401(k) Plus Plan on or after January 1, 2008, each as amended from time to time. 1.31 "Subsidiary" shall mean a corporation or other form of business organization the majority interest of which is owned, directly or indirectly, by the Company.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 4 ARTICLE 2. PARTICIPATION 2.01 Eligibility Eligibility is limited, except as provided below, to U.S. executive level Eligible Employees of IBM and selected Domestic Subsidiaries whose rate of annual Compensation (defined as salary and annual incentive rate) is $150,000 or more for calendar year 1995 (adjusted periodically thereafter based on industry trends and government guidelines), or who are members of the Company's Senior Management Group regardless of rate of annual Compensation. For this purpose, the defining of "selected Domestic Subsidiaries", the "executive level" and "Senior Management Group", as well as the ability to change the rate of annual Compensation threshold are delegated to the chief human resources officer of the Company in his or her sole discretion and are subject to change. Notwithstanding the above, non-U.S. executives designated by the chief human resources officer are eligible to elect to defer PSUs and RSUs under this Plan. The Committee shall notify employees of their eligibility for participation in the Plan as soon as practicable after the chief human resources officer has made its determination that such employees qualify as Eligible Employees for a calendar year. 2.02 Participation (a) No later than the end of the calendar year immediately preceding the first day of the calendar year during which an Eligible Employee desires to have contributions credited on his or her behalf pursuant to Article 3.01, an Eligible Employee must execute a Deferral Election Agreement authorizing Deferrals under this Plan for such year in accordance with the provisions of Article 3.01. (b) If an Eligible Employee becomes an employee of the Company during a calendar year, he or she may execute a Deferral Election Agreement as soon as practical after his or her date of hire. Effective January 1, 2005, a new Eligible Employee may execute a Deferral Election Agreement within 30 days after becoming eligible. The Deferral Election Agreement shall apply to Compensation earned by the Eligible Employee in the payroll periods beginning after such agreement is submitted to the Committee. (c) Each Deferral Election Agreement under the Plan shall be irrevocable for the calendar year to which it relates. (d) Irrespective of whether an employee has made the election described above, any employee who has been selected by the Committee to have Company Contributions credited on his or her behalf pursuant to Article 3.03 shall be a Participant.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 5 (e) As a condition to participation in the Plan, a Participant may also be required by the Committee to provide such other information as the Committee may deem necessary to properly administer the Plan. (f) A DCP Participant’s Deferral Election Agreement with respect to his or her annual incentive payment for calendar year 2005 must be made on or before June 30, 2005 (in compliance with the rule for performance pay under Section 409A of the Code). A DCP Participant’s Deferral Election Agreement with respect to his or her annual incentive payment for a calendar year that begins after December 31, 2005 must be made before the beginning of such calendar year. 2.03 Application of this Article After 2007 This Article 2 shall cease to apply after December 31, 2007. An individual who was not a Participant on December 31, 2007, shall not become a Participant after that date. Each individual who was a Participant on December 31, 2007, ceased to be a Participant on that date except to the extent that, on that date, Grandfathered Amounts and/or Deferred Shares were credited to the individual’s Account.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 6 ARTICLE 3. CONTRIBUTIONS 3.01 Amount of Deferral Contributions For each payroll period that an Eligible Employee has Compensation beginning on or after the effective date of an Eligible Employee's Deferral Election Agreement, his or her Deferral Account shall be credited with an amount of Deferrals. The amount of Deferrals shall be equal to the designated percentage of Compensation elected by the Participant in his or her Deferral Election Agreement. Under the Deferral Election Agreement, the Eligible Employee may elect to forego receipt of amounts equivalent to 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9%, 10%, 11%, 12%, 13%, 14% or 15% (or, effective January 1, 2002, up to 80% in 1% increments) of the Employee's Compensation (other than his or her annual incentive payment) for each pay period during which the election is in effect, and in the event an Eligible Employee is a DCP Participant for the calendar year, he or she may defer up to 100% of his or her annual incentive payment for the calendar year (provided that, effective January 1, 2007, if the individual is not an Eligible Employee at the beginning of such calendar year, the maximum percentage of his or her annual incentive payment for the calendar year that may be deferred shall be limited, as applicable, in accordance with the following rules: if the individual became an Eligible Employee and submitted a Deferral Election Agreement during the period of January 1-February 15 of the calendar year, the maximum percentage is 79%; if the individual became an Eligible Employee and submitted a Deferral Election Agreement during the period of February 16-May 15 of the calendar year, the maximum percentage is 62%; if the individual became an Eligible Employee and submitted a Deferral Election Agreement during the period from May 16-August 15 of the calendar year, the maximum percentage is 46%; and if the individual became an Eligible Employee after August 16 of the calendar year, then no annual incentive may be deferred for the calendar year). In addition, any Company officer who is subject to 162(m) of the Internal Revenue Code may defer up to 100% of his or her salary. For calendar years 2006 and 2007, any portion of an Eligible Employee’s annual incentive payment that is a deal team or other transactional payment under the Engagement Team Bonus Plan, the Global Dealmaker Plan, or the Managing Directors Incentive Plan is not eligible for deferral. Deferrals under this Article 3.01 shall commence for payroll periods for a calendar year at such time as the Participant may no longer actively participate in the Savings Plan for the calendar year (or would have been unable to actively participate in the Savings Plan if the Participant was an active participant in the Savings Plan for the calendar year) by reason of Code Section 401(a)(17) or Code Section 401(a)(30) and has Compensation. No Deferrals may be made hereunder prior to such time, except for the deferral of a DCP Participant's annual incentive payment. On and after

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 7 January 1, 2007, if a Participant takes a hardship withdrawal under the Savings Plan, Deferrals under this Article 3.01 will be cancelled for the remainder of the calendar year in which the hardship was taken. 3.02 Matching Contributions Effective before January 1, 2005, the amount of Company Matching Contributions credited to a Participant for each payroll period shall be equal to 50% of the Participant's Deferrals for the payroll period; provided however, that no Company Matching Contributions will be made for a Participant's Deferrals in excess of 6% of the Participant's Compensation for that payroll period. Company Matching Contributions will be made in units of IBM Stock with no right to transfer such units, except as otherwise provided in this Plan. Effective January 1, 2005, the amount of Company Matching Contributions credited to a Participant who is not a 401(k) Pension Program Participant (as defined in the Savings Plan) for each payroll period shall be equal to 50% of such Participant’s Deferrals for the payroll period and, effective January 1, 2005, the amount of Company Matching Contributions credited to a Participant who is a 401(k) Pension Program Participant shall be equal to 100% of such Participant’s Deferrals for the payroll period; provided, however, that in neither case shall Company Matching Contributions be made for a Participant’s Deferrals in excess of 6% of the Participant’s Compensation for that payroll period. Company Matching Contributions will be made in units of IBM Stock with no right to transfer such units, except as otherwise provided in this Plan. No Company Matching Contributions shall be made to a Participant who is a 401(k) Pension Program Participant unless such Participant has, on or before the last day of the payroll period to which such Company Matching Contributions relate, attained his Program Eligibility Date (as defined in the Savings Plan). 3.03 Additional Company Contributions On behalf of any Participant, or any Eligible Employee who is not otherwise a Participant for a particular calendar year, IBM may make any award under this Plan, including an additional amount of Company Matching Contributions or other Company Contributions, in accordance with the terms of the agreement evidencing such award, and the terms of this Plan to the extent not inconsistent with the terms of the agreement. 3.04 Investment of Accounts A Participant's Deferral Account shall be treated as if the Participant had invested it in certain Savings Plan investment funds in accordance with ARTICLE 4. Except as

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 8 provided in Article 3.07 (regarding Deferred Shares), a Participant's Company Account shall be treated as if it had been invested in the IBM Stock Fund under the Savings Plan; provided however, that in the event a Participant retires from the Company and does not elect to have the entire amount of his or her Accounts then paid to him or her, any amounts credited to the Participant's Company Account after retirement will be treated as if they were transferred to the Participant's Deferral Account for purposes of this Article 3.04 and Article 4. 3.05 Vesting of Accounts A Participant always shall be fully vested in his or her Accounts, except as specified in an agreement between IBM and a Participant with respect to an award of additional Company Contributions. 3.06 Individual Accounts The Committee shall maintain, or cause to be maintained, records showing the individual balances of each Participant's Accounts. Periodically, each Participant shall be furnished with a statement setting forth the value of his or her Accounts. 3.07 Deferral of RSUs or Performance Share Units A Participant may also elect, on a form provided by the Company, to defer as Deferred Shares the amount of any RSUs or PSUs that are determined by the Company to be eligible for deferral under this Plan, at the time such RSU or PSU would otherwise be paid to the Participant. For Deferrals prior to January 1, 2006, such election must be made at the time specified by the Plan Administrator and prior to the end of the vesting period of the PSUs and the RSUs. On and after January 1, 2006, an election to defer RSUs must be made no later than 30 days after the date of the grant of such RSUs, and an election to defer PSUs must be made no later than six months prior to the end of the performance period to which the PSUs relate. Notwithstanding the above, for all Non-U.S. executives who are eligible to defer RSUs or PSUs under this Plan, an election to defer any RSUs or PSU, must be made prior to the end of the applicable vesting or performance period. The amount of Deferred Shares shall be determined under the terms of the applicable award and the Participant’s deferral election and shall be credited to the Participant’s Company Account as units of IBM stock, with no right to transfer such units. No Company Matching Contributions shall be credited for any amounts deferred under this Article of the Plan. 3.08 Application of this Article After 2007 After December 31, 2007:

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 9 (a) Deferrals with respect to annual incentive payments paid during the first quarter of 2008 shall be determined and credited to Participants’ Accounts in accordance with Participant Deferral Election Agreements made in 2006 for payments with respect to 2007 pursuant to Articles 2.02 and 3.01, and such deferrals shall be credited under the Excess Plan (and any matching or other contributions with respect to such deferrals shall be determined under the Excess Plan); (b) Deferred Shares shall continue to be credited as units of IBM stock in accordance with elections made by Participants on or before December 31, 2007 pursuant to Article 3.07; and (c) Articles 3.04 through 3.06 shall continue to apply with respect to Grandfathered Amounts. Otherwise, this ARTICLE 3 shall cease to apply after December 31, 2007, and no deferral elections shall be made under the Plan after that date.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 10 ARTICLE 4. INVESTMENT OF DEFERRALS AND DEFERRAL ACCOUNTS 4.01 Deemed Savings Plan Investments; Participant Control A Participant shall designate the proportions in which his or her Deferrals shall be treated as if they had been allocated among any or all of the investment funds under the Savings Plan, other than the mutual fund window. If the Participant does not provide investment instructions, his or her Deferrals shall be treated as if they had been allocated to the default investment fund under the Savings Plan. The Committee, in its discretion (which discretion may be delegated to the Treasurer or other executive officer of IBM), from time to time may determine that any Savings Plan investment fund may be terminated as an investment measure under this Plan. A Participant may elect to invest his or her Deferrals entirely in any one of the funds or may elect any combination in 5% multiples. Notwithstanding anything else in ARTICLE 4, if any portion of a Participant’s Deferrals are covered under the IBM Buy-First Executive Equity Program, such Deferrals are subject to the investment limitations specified under that program. 4.02 Change of Investment Selection on Future Deferrals A Participant may elect to change his or her investment selection for future Deferrals once per month (and, effective January 1, 2002, twice per month). The Participant must make this election in the manner prescribed by the Committee. 4.03 Change of Investment Selection on Existing Deferral Accounts (a) Before January 1, 2008, with regard to a Participant's existing Deferral Account balance, a Participant may elect to transfer balances among the available Savings Plan investment funds once per month; provided however, that the portion of the Deferral Account of a Company officer that is allocated to the IBM Stock Fund may not be transferred to another investment fund while the officer remains in Company employment. The Participant must make this election in the manner and pursuant to the rules prescribed by the Committee and Plan Administrator. (b) On or after January 1, 2008, a Participant may elect, in such form and at such time in advance as may be prescribed by the Plan Administrator, to transfer balances in his or her Deferral Account among the available Savings Plan investment funds, provided that:

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 11 (ii) Transfers must be made in multiples of 1%, provided that the minimum amount transferred shall be $250 if that is greater than 1% (provided, however, that the Plan Administrator may specify a different percentage and/or a different dollar amount to be applied in this paragraph); and (iii) Any restrictions on transfers into or out of investment funds that apply under the Savings Plan shall also apply under the Plan. The Committee may impose such additional rules and limitations upon transfers between investment funds as the Committee may consider necessary or appropriate. 4.04 Application of this Article After 2007 Article 4.03 shall continue to apply to Grandfathered Amounts on and after January 1, 2008. Articles 4.01 and 4.02 shall cease to apply after December 31, 2007.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 12 ARTICLE 5. PAYMENT OF ACCOUNTS 5.01 Commencement of Deferral Payments A Participant shall receive payment of his or her Accounts upon the Participant's (1) termination of employment from the Company for any reason other than retirement from the Company or (2) retirement from the Company with a balance of less than $25,000 in his or her Accounts, as soon as administratively feasible following termination of employment. Any other Participant who retires from the Company shall be entitled to receive payment of his or her Accounts as of the January 31 following the calendar year during which the Participant had a termination of employment from the Company. 5.02 Method of Payment Payment of Accounts shall be made in a single lump sum payment. Payments shall be in cash, except that Deferred Shares shall be paid in shares of IBM stock. Notwithstanding the foregoing, a Participant with a balance of at least $25,000 in his or her Accounts who retires from the Company may elect to receive (1) a lump sum payment upon his or her termination of employment from the Company, (2) a lump sum payment as of the January 31 following the calendar year during which the Participant has a termination of employment from the Company, or (3) up to ten ratable annual installment payments of the balance in his or her Accounts commencing as of the January 31 following the calendar year during which the Participant had a termination of employment from the Company. For this election to be effective, at least one full calendar year must pass between the calendar year the Participant makes the election and the calendar year the Participant has a termination of employment from the Company; provided, however, that: (i) effective July 31, 2001 and before January 1, 2008, such election shall be effective if it is made at least six months in advance of, and in a calendar year preceding, the Participant’s termination of employment; and (ii) effective January 1, 2008, such election shall be effective if it is made at least twelve months in advance of the Participant’s termination of employment. The Participant must make this election in the manner prescribed by the Committee and may make a separate election with respect to any Deferred Shares allocated to his or her Company Account. For purposes of this Plan, “retires” means (I) attainment of at least age 55 with at least 15 years of service or age 62 with at least 5 years of service or at least age 65 with at least 1 year of service at termination of employment with the Company, (II) attainment of at least 25 years of service as of

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 13 June 30, 1999, and completion of at least 30 years of service as of termination of employment with the Company, (III) attainment, as of June 30, 1999, of at least age 40 with at least 10 years of service and completion of at least 30 years of service as of termination of employment with the Company, or (IV) eligibility for benefits under the IBM Long-Term Disability Plan (and for purposes of this Plan, termination of employment shall be deemed to have occurred coincident with eligibility for benefits under the IBM Long-Term Disability Plan). Upon application of a Participant, the Committee may authorize earlier payment to the Participant after termination of employment with the Company of an amount reasonably needed to satisfy the emergency need caused by an unforeseeable emergency that causes severe financial hardship to the Participant. If a Participant dies before payment of the entire balance of his or her Accounts, an amount equal to the unpaid portion thereof as of the date of his or her death shall be payable in one lump sum to his or her Beneficiary. Dividend equivalents allocated with respect to a Participant’s Deferred Shares will be paid to the Participant in cash on the date dividends are paid to IBM shareholders, or as soon as practical thereafter (but, with respect to Non- Grandfathered Amounts, no later than the latest date permissible under Section 409A of the Code). In connection with the spin-off of Kyndryl Holdings Corporation (Kyndryl) from IBM, the dividend equivalents described in the preceding sentence and payable with respect to the stock distribution of Kyndryl shares will be calculated as an amount of cash equal to the product obtained by multiplying (x) the number of shares of Kyndryl stock, rounded up to the nearest whole number of shares to the extent permitted by applicable law, that would have been distributed with respect to the applicable number of shares of IBM stock to which such Deferred Shares related immediately prior to the Distribution Date, by (y) the opening per share price of the Kyndryl stock on the New York Stock Exchange on the first trading day that occurs immediately following the Distribution Date. Effective January 1, 2005, payment of Accounts (including in the event of a Participant’s death as described in the preceding sentence) shall be made based on the value of the Account as of the date such payment is processed. 5.03 Designation of Beneficiary Before January 1, 2008, each Participant's Beneficiary under this Plan shall automatically be the person or persons designated as the Participant's beneficiary under the Savings Plan even if such designation is found to be invalid under the provisions of ERISA or the Code. If no such Beneficiary designation is in effect at the time of the Participant's death, or if no designated Beneficiary survives the

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 14 Participant, the Participant's Beneficiary shall be deemed to be the Participant's beneficiary according to the provisions of the Savings Plan. On or after January 1, 2008, each Participant’s Beneficiary under the Plan shall be the person or persons designated as the Participant’s Beneficiary under the Plan, in the form and manner prescribed by the Plan Administrator. If no such beneficiary designation is in effect under the Plan at the time of the Participant’s death, or if no designated beneficiary under the Plan survives the Participant, the Participant’s Beneficiary shall be the person or persons determined to be the Participant’s beneficiary under the Savings Plan (including the default beneficiary rules under the latter plan, if no beneficiary is designated under that plan). Such Beneficiary shall be entitled to receive the lump sum amount, if any, payable under the Plan upon the Participant's death pursuant to this Article 5.03; provided however, that the Beneficiary is alive at the time of the Participant's death. 5.04 Distributions to Specified Employees Notwithstanding any provision in this ARTICLE 5 to the contrary, any payment of Non-Grandfathered Amounts under the Plan that becomes payable to a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code) within the first six months following his or her separation from service on or after January 1, 2005, shall instead be paid in the seventh month following such separation from service. If Non-Grandfathered Amounts are paid in installments the first of which would otherwise be paid before January 1, 2008, and in the first six months following the Participant’s separation from service, the first installment shall instead be paid in the seventh month following a separation from service, and the next annual installment, and each annual installment thereafter shall be paid on the anniversary of the date that the first installment was paid. 5.05 Application of this Article After 2007 This ARTICLE 5 shall apply on and after January 1, 2008 only with respect to Grandfathered Amounts.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 15 ARTICLE 6. GENERAL PROVISIONS 6.01 Funding (a) All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company, to the extent not paid by a grantor trust established pursuant to paragraph (b) below. In the sole discretion of the Committee, a Participant's Accounts may be reduced to reflect allocable administrative expense. (b) IBM may, for administrative reasons, establish a grantor trust for the benefit of Participants participating in the Plan. The assets of said trust will be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions: (i) The creation of said trust shall not cause the Plan to be other than "unfunded" for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended; (ii) The Company shall be treated as "grantor" of said trust for purposes of Section 677 of the Code; and (iii) Said trust agreement shall provide that its assets may be used to satisfy claims of the Company's general creditors in the event of its insolvency, and the rights of such general creditors are enforceable by them under federal and state law. (c) Neither the Company nor the Committee guarantees the investment alternatives available under the Plan in any manner against loss or depreciation. 6.02 No Contract of Employment Nothing herein contained shall be deemed to give any employee the right to be retained in the service of the Company or an Affiliate or to interfere with the right of the Company or an Affiliate to discharge any employee at any time without regard to the effect that such discharge may have upon the employee under the Plan. Nothing appearing in or done pursuant to the Plan shall be held or construed to create a contract of employment with the Company, to obligate the Company to continue the services of any Employee, or to affect or modify any Employee's terms of employment in any way or to give any person any legal or equitable right or interest

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 16 in the Plan or any part thereof or distribution therefrom or against the Company except as expressly provided herein. 6.03 Facility of Payment In the event the Plan Administrator determines that any Participant or Beneficiary receiving or entitled to receive benefits under the Plan is incompetent to care for his or her affairs and in the absence of the appointment of a legal guardian of the property of the incompetent, benefit payments due under the Plan (unless prior claim thereto has been made by a duly qualified guardian, committee, or other legal representative) may be made to the spouse, parent, brother or sister, or other person, including a hospital or other institution, deemed by the Plan Administrator to have incurred or to be liable for expenses on behalf of such incompetent. In the absence of the appointment of a legal guardian of the property of a minor, any minor's share of benefits payable under the Plan may be paid to such adult or adults as in the opinion of the Plan Administrator have assumed the custody and principal support of such minor. The Plan Administrator, however, in its sole discretion, may require that a legal guardian for the property of any such incompetent or minor be appointed before authorizing the payment of benefits in such situation. Benefit payments made under the Plan in accordance with determinations of the Plan Administrator pursuant to this ARTICLE 6 shall be a complete discharge of any obligation arising under the Plan with respect to such benefit payments. 6.04 Withholding Taxes The Plan Administrator shall have the right to withhold all applicable taxes or other payments from benefits hereunder and to report information to government agencies when required to do so by law. 6.05 Nonalienation No benefits payable under the Plan shall be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment, lien, levy, or like encumbrance. No benefit under the Plan shall in any manner be liable for or subject to the debts or liabilities of any person entitled to benefits under the Plan. However, compliance with any domestic relations order relating to a Participant’s Account that the Plan Administrator determines must be complied with under applicable law shall not be considered a violation of this provision.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 17 6.06 Administration All decisions, determinations, or interpretations the Board, the Committee, the Plan Administrator, the Company or any member, officer or employee thereof are authorized to make under the Plan (including the delegation of any authority hereunder to another party) shall be made in that party's sole discretion and shall be final, binding, and conclusive on all interested persons. 6.07 Construction The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of management or highly compensated employees, and all rights hereunder shall be governed by and construed in accordance with the laws of the State of New York to the extent not governed by the Employee Retirement Income Security Act of 1974, as amended. 6.08 Application of this Article After 2007 Effective January 1, 2008, the provisions of this Article 6 shall be superseded by the provisions of Article X of the Excess Plan for any portion of a Participant’s Accounts that is not attributable to Deferred Shares.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 18 ARTICLE 7. MANAGEMENT AND ADMINISTRATION 7.01 Amendment or Termination This Plan may be amended from time to time for any purpose permitted by law or terminated at any time by written resolution of the Board or the Committee, but only if the Committee's action is not materially inconsistent with a prior action of the Board. The authority to amend or terminate the Plan shall include the authority to amend the procedure for amending or terminating the Plan and the authority to amend or terminate any related instrument or agreement. 7.02 Responsibilities (a) The following persons and groups of persons shall severally have the authority to control and manage the operation and administration of the Plan as herein delineated: (i) the Board, (ii) the Committee, (iii) the chief human resources officer, and (iv) the Plan Administrator and each person on any committee serving as the Plan Administrator. Each person or group of persons shall be responsible for discharging only the duties assigned to it by the terms of the Plan. (b) The Board shall be responsible only for designating those persons who will serve on the Committee and for approval of any resolution to amend or terminate the Plan. (c) The Committee may, pursuant to a duly adopted resolution, delegate to the chief financial officer or the chief human resources officer, the Treasurer, the Plan Administrator or any other officer or employee of IBM, authority to carry out any decision, directive, or resolution of the Committee. (d) The Committee shall appoint one or more executives employed by IBM to serve as Plan Administrator or as a committee to fulfill the function of Plan Administrator. In the sole discretion of the Plan Administrator, the Plan Administrator shall have the full power and authority to:

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 19 (i) promulgate and enforce such rules and regulations as shall be deemed be necessary or appropriate for the administration of the Plan; (ii) adopt any amendments to the Plan that are required by law; (iii) interpret the Plan consistent with the terms and intent thereof; and (iv) resolve any possible ambiguities, inconsistencies, and omissions. All such determinations and interpretations shall be in accordance with the terms and intent of the Plan, and the Plan Administrator shall report such actions to the Committee on a regular basis. Additionally, the chief human resources officer shall appoint and designate such other IBM employees as may be needed to provide adequate staff services to the Committee and the Plan Administrator. (e) The Committee and the Plan Administrator may engage the services of accountants, attorneys, actuaries, investment consultants, and such other professional personnel as are deemed necessary or advisable to assist them in fulfilling their responsibilities under the Plan. The Committee, the Plan Administrator, and their delegates and assistants will be entitled to act on the basis of all tables, valuations, certificates, opinions, and reports furnished by such professional personnel. (f) Effective July 31, 2001, the chief human resources officer of IBM, in addition to the powers set forth in Article 7.02(d), shall have the full power and authority to adopt and implement changes to the Plan relating to: (i) amending the Plan to conform, to the extent he or she deems appropriate, to the Savings Plan, including but not limited to the authority to make changes related to maximum deferral percentages of pay, the amount of IBM match provided based on deferral percentage selected by the Participant, and vesting provisions; (ii) the form and timing of distributions available under the Plan, including the procedures for distribution elections and rules regarding default distributions; (iii) deferral elections, including the manner and timing of such elections;

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 20 (iv) the integration of other deferred compensation liabilities relating to newly hired or acquired employees; and (v) any Plan administration rules that are consistent with the intent of the Plan and do not materially change the Company’s liability. 7.03 Application of this Article After 2007 Effective January 1, 2008, the provisions of this Article 7 shall be superseded by the provisions of Article IX of the Excess Plan for any portion of a Participant’s Accounts that is not attributable to Deferred Shares.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 21 ARTICLE 8. CLAIMS PROCEDURE Before January 1, 2008, IBM's Executive Compensation Department is responsible for advising Participants and Beneficiaries of their benefits under the Plan. In the event a Participant or Beneficiary believes he or she is entitled to benefits and has not received them, the Participant or Beneficiary must submit a claim to the Director of Executive Compensation, IBM Corporation, New Orchard Road, Armonk, New York 10504. A written decision setting forth its conclusions will be furnished by the Plan Administrator to the Participant or Beneficiary within 60 days after the request for review is received. Failure of the Plan Administrator to follow this procedure shall not, in and of itself, give rise to a cause of action for benefits hereunder. On and after January 1, 2008, claims shall be processed as described in the summary description for the Excess Plan. Effective January 1, 2008, if a Participant or Beneficiary believes he or she is entitled to have received benefits with respect to his or her Non-Grandfathered Amounts that are attributable to Deferred Shares but has not received them, the Participant or Beneficiary must accept any payment made under the Plan and make prompt and reasonable, good faith efforts to collect the remaining portion of the payment, as determined under Treas. Reg. § 1.409A-3(g). For this purpose (and as determined under such regulation), efforts to collect the payment will be presumed not to be prompt, reasonable, good faith efforts, unless the Participant or Beneficiary provides notice to the Plan Administrator within 90 days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and the regulations under Code Section 409A, and unless, if not paid, the Participant or Beneficiary takes further enforcement measures within 180 days after such latest date. In addition, a Participant or Beneficiary must exhaust any other claims procedures established by the Plan Administrator before initiating litigation.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 22 ARTICLE 9. PAYMENT OF NON-GRANDFATHERED DEFERRED SHARES ON OR AFTER JANUARY 1, 2008 9.01 Purpose This ARTICLE 9 describes the provisions of the Plan that apply on and after January 1, 2008 to Non-Grandfathered Amounts that are attributable to Deferred Shares (“NG Deferred Shares”). 9.02 Definitions The following words and phrases used in this ARTICLE 9 have the following meanings unless a different meaning is required by the context: (a) "409A Key Employee" has the meaning described in the IBM Section 409A Umbrella Document. (b) "409A Separation from Service" has the meaning described in the IBM Section 409A Umbrella Document. (c) "Pay Limit" means, for a Plan Year, the limit on compensation that may be taken into account under a tax-qualified plan as determined under Code Section 401(a)(17). (d) "Retirement-Eligible Participant" means a Participant who: (i) when his or her 409A Separation from Service occurs, is (A) at least age 55 with at least 15 years of service, (B) at least age 62 with at least 5 years of service, (C) at least age 65 with at least 1 year of service, or (D) begins to receive benefits under the Company’s long-term disability plan; (ii) as of June 30, 1999, had at least 25 years of service and, when his or her 409A Separation from Service occurs, has at least 30 years of service; or (iii) as of June 30, 1999, was at least age 40 with at least 10 years of service and, when his or her 409A Separation from Service occurs, has at least 30 years of service. For purposes of this definition, “year of service” means a year of “Eligibility Service” as defined in the IBM Personal Pension Plan.

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 23 9.03 Payment Upon Death If a Participant dies before his or her NG Deferred Shares are distributed in full, his or her NG Deferred Shares shall be paid in full in shares of IBM stock to the Participant’s Beneficiary on the date that is 30 days after the date of the Participant’s death (or, if that date is not a business day, the first business day thereafter). However, the Plan Administrator may make payment on any other day to the extent that such payment is treated as being paid on the date specified in the previous sentence under Treasury Regulation section 1.409A-3(d), which permits payment to be made within thirty days before the specified date and later within the same calendar year, or, if later, within 2-1/2 months following the specified date, provided that the Participant is not permitted to designate the taxable year of payment. 9.04 Form of Payment for Amounts Paid Upon a 409A Separation from Service A Participant may elect, at the time and in the manner described in Article 9.05, below, to have his or her NG Deferred Shares paid under one of the following options, subject to the limits in Article 9.06, below (regarding delays for 409A Key Employees) and Article 9.07, below (special rules for separations during the first quarter of 2008): (a) A lump sum payment as of the first business day that is at least 30 days after the Participant’s 409A Separation from Service; (b) A lump sum payment as of January 31 of the calendar year immediately following the calendar year in which the Participant’s 409A Separation from Service occurs; or (c) From two to 10 annual installments (as elected by the Participant), each paid as of January 31 beginning with the January 31 immediately following the calendar year in which the Participant’s 409A Separation from Service occurs, until the elected number of installments have been paid, subject to Article 9.06(c) (involuntary cash-outs). This installment option is treated as the entitlement to a single payment for purposes of Treasury Regulation section 1.409A-2(b)(2)(iii). However, the Plan Administrator may make payment on any other day to the extent that such payment is treated as being paid on the date specified above under Treasury Regulation section 1.409A-3(d), which permits payment to be made within thirty days before the specified date and later within the same calendar year, or, if later, within 2-1/2 months following the specified date, provided that the Participant

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 24 is not permitted to designate the taxable year of payment. A Participant’s NG Deferred Shares shall be paid in shares of IBM stock. 9.05 Electing and Changing Payment Options (a) Election of Payment Option. A Participant shall elect a payment option for his or her NG Deferred Shares in the form and manner prescribed by the Plan Administrator and during the special election period in 2007 (except as provided in Article 9.07, below, with respect to a separation during the first quarter of 2008). During the special election period designated by the Plan Administrator and ending no later than December 31, 2007, an Eligible Employee may elect the payment option that will apply to his or her NG Deferred Shares under the Plan in the event his or her 409A Separation from Service occurs on or after April 1, 2008, if the Eligible Employee: (i) is eligible to make elective deferrals under the Excess Plan in 2008; (ii) on October 31, 2007, had a balance in his or her Accounts; or (iii) on October 31, 2007, had a valid election on file for Deferrals in 2007. Accordingly, an individual who first became an executive after October 31, 2007, and who is not eligible to make elective deferrals under the Excess Plan in 2008, is not eligible to make a payment election under this paragraph (a), even if he or she deferred pay under the Plan in 2007. (b) Irrevocability and Default Payment Option. If a Participant does not make an election under subsection (a), above (including a Participant who is not eligible to make an election under that subsection), the Participant’s initial payment election shall be the payment option described in Article 9.04(a) (immediate lump sum), above. A Participant’s initial payment election (including the default option described in the previous sentence) becomes irrevocable, and can be changed only in accordance with subsection (c), below, after the deadline specified in subsection (a). (c) Changing Payment Options. A Participant may elect, in the form and manner prescribed by the Plan Administrator, to change the Participant’s initial payment option determined under this Article 9.05, provided that: (i) The Participant must make such election at least 12 months before the date of his 409A Separation from Service;

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 25 (ii) If the election is made on or after January 1, 2009, the payment date for any lump sum or the start date for any series of installments provided for under the new payment option shall be the fifth anniversary of the payment date or start date that would have applied absent a change in payment option; and (iii) The Participant may change his or her payment option: (A) only once during 2008; and (B) only once on or after January 1, 2009. 9.06 Payment of NG Deferred Shares Upon a 409A Separation from Service A Participant’s NG Deferred Shares shall be paid to the Participant upon his or her 409A Separation from Service on or after January 1, 2008 in the form and at the time provided in Articles 9.04 and 9.05, above (except as provided in Article 9.07, below (special rules for first quarter of 2008)), subject to the following: (a) Delay for 409A Key Employees. If the Participant is a 409A Key Employee on the date of his or her 409A Separation from Service, the payment date for any lump sum or the start date for any series of installments provided for under the applicable payment option shall be the later of (I) the first business day that is six months after the date of the Participant’s 409A Separation from Service, or (II) the otherwise applicable payment date or start date, subject to subsection (b) (death). If the start date of a series of installments occurs other than as of January 31 due to application of this paragraph, installments after the first installment shall be paid as of January 31 of each subsequent year, as scheduled without regard to the delay described in this subsection (a). (b) Death of Participant After 409A Separation from Service. If the death of a Participant (including a 409A Key Employee described in subsection (a), above) occurs before the payment date for any lump sum or installment provided for under the applicable payment option, payment shall be made to the Participant’s Beneficiary as provided in Article 9.03. (c) Involuntary Cash-Out. If (i) the applicable payment option is the installment option described in Article 9.04(c), above, and (ii) the aggregate value of all of the Participant’s Deferred Shares (including Grandfathered and Non- Grandfathered Amounts) and all of his or her “accounts” under the Excess Plan determined as of the date of his or her 409A Separation from Service is less than 50% of the Pay Limit in effect for the calendar year in which the Participant’s 409A

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 26 Separation from Service occurs, the Participant’s NG Deferred Shares shall be distributed in a lump sum on the start date that would otherwise have applied for the elected installments, taking into account any applicable delay for a 409A Key Employee described in subsection (a), above. 9.07 Special Rules for Payment in First Quarter of 2008 If a Participant’s 409A Separation from Service occurs on or after January 1, 2008, and before April 1, 2008, the Participant’s NG Deferred Shares shall be paid to the Participant in the form and at the time described below, except that such payments shall be subject to Article 9.06(a) (delay for 409A Key Employees) and Article 9.06(b) (death of Participant after 409A Separation from Service): (a) Non-Retirement-Eligible or Benefit Is Less than $25,000. If the Participant is not a Retirement-Eligible Participant or if the aggregate value of all of the Participant’s Deferred Shares (including Grandfathered and Non-Grandfathered Amounts) and all of his or her “accounts” under the Excess Plan is less than $25,000 as of the date of his or her 409A Separation from Service, the Participant’s NG Deferred Shares shall be paid in an immediate lump sum as described in Article 9.04(a), above; (b) Retirement-Eligible Without Valid Payment Election. If the Participant is a Retirement-Eligible Participant but has not made a valid payment election, the Participant’s NG Deferred Shares shall be paid in a lump sum as of the January 31 following the year of the Participant’s 409A Separation from Service as described in Article 9.04(b), above, provided that the aggregate value of all of the Participant’s Deferred Shares (including Grandfathered and Non-Grandfathered Amounts) and all of his or her “accounts” under the Excess Plan is at least $25,000 as of the date of his or her 409A Separation from Service. (c) Retirement-Eligible With Valid Payment Election. If the Participant is a Retirement-Eligible Participant and has made a valid payment election, the Participant’s NG Deferred Shares shall be paid in accordance with the payment option elected, as described in Article 9.04, above, provided that the aggregate value of all of the Participant’s Deferred Shares (including Grandfathered and Non- Grandfathered Amounts) and all of his or her “accounts” under the Excess Plan is at least $25,000 as of the date of his or her 409A Separation from Service. For purposes of this Article 9.07, a valid payment election is a payment election made at least six months before the Participant’s 409A Separation from Service in a manner prescribed by the Plan Administrator. If a Participant did not make a valid payment election for his or her NG Deferred Shares, the Participant’s valid payment

IBM EXCESS SAVINGS PLAN APPENDIX A AS OF JANUARY 1, 2024 PAGE 27 election shall be his or her valid payment election for his or her Deferred Shares that are Grandfathered Amounts, if any. 9.08 Valuation of NG Deferred Shares. For purposes of determining the amount of any lump sum, the Participant’s NG Deferred Shares will be determined as of the date the payment is processed. For purposes of determining the amount of any annual installment, the Participant’s remaining NG Deferred Shares will be determined as of the date the payment is processed and divided by the remaining number of installments. Any resulting partial share is retained in the Participant’s Account. 9.09 Effect of Rehire on Payment of NG Deferred Shares. If a Participant becomes eligible for a payment of NG Deferred Shares on account of a 409A Separation from Service and is rehired as an employee of the Company before his or her NG Deferred Shares have been distributed in full, payments shall be made as if the Participant had not been rehired. 9.10 Payment of Dividend Equivalents on NG Deferred Shares. Dividend equivalents allocated with respect to a Participant’s NG Deferred Shares will be paid to the Participant (or to the Beneficiary of a deceased Participant) in cash as soon as practicable after, but no later than 30 days following, the date dividends are paid to IBM shareholders. In connection with the spin-off of the Kyndryl Holdings Corporation (Kyndryl) from IBM, the dividend equivalents described in the preceding sentence and payable with respect to the stock distribution of Kyndryl shares will be calculated as an amount of cash equal to the product obtained by multiplying (x) the number of shares of Kyndryl stock, rounded up to the nearest whole number of shares to the extent permitted by applicable law, that would have been distributed with respect to the applicable number of shares of IBM stock to which such NG Deferred Shares related immediately prior to the Distribution Date, by (y) the opening per share price of the Kyndryl stock on the New York Stock Exchange on the first trading day that occurs immediately following the Distribution Date.

IBM EXCESS SAVINGS PLAN APPENDIX B AS OF JANUARY 1, 2024 PAGE 1 APPENDIX B IBM SECTION 409A UMBRELLA DOCUMENT For purposes of plans of International Business Machines or any member of its controlled group as determined under §414(b) or (c) of the Internal Revenue Code (collectively, “IBM”) that are subject to § 409A of the Internal Revenue Code (“§ 409A”), any benefit subject to § 409A that is paid on account of a separation from service shall be paid on account of a “409A Separation from Service,” as defined below. In addition, for purposes of applying the six-month delay described in § 409A(a)(2)(B)(i), a “specified employee” is a 409A Key Employee, as defined below. 1. The term “409A Key Employee” means, for each 12-consecutive-month period beginning on any April 1 that occurs after January 1, 2008 (an “effective period”), an individual who is a “specified employee” of IBM (within the meaning of Treas. Reg. § 1.409A-1(i)) within the 12-consecutive-month period ending on the December 31 immediately preceding the start of such effective period. For purposes of the preceding sentence, “specified employees” include: (a) each employee of IBM on IBM’s U.S. payroll, not to exceed 50, who is designated by IBM as an officer and whose pay (as defined under Treas. Reg. § 1.415(c)-2(d)(4)) exceeds the dollar limitation under § 416(i)(1)(A)(i) of the Internal Revenue Code (“§ 416 Pay Limit”); plus (b) the highest paid Band A executives (as defined by IBM’s rules and regulations) on IBM’s U.S. payroll whose pay exceeds the § 416 Pay Limit (where pay is defined under Treas. Reg. § 1.415(c)-2(d)(4)), such that, when combined with the employees in subsection (a) (designated officers), there are no more than 50 “specified employees” on IBM’s U.S. payroll; plus (c) if the total number of individuals designated as “specified employees” under subsections (a) and (b) is less than 50, the highest paid other employees on IBM’s U.S. payroll (where pay is defined under Treas. Reg. § 1.415(c)- 2(d)(4)), such that, when combined with the employees in subsections (a) (designated officers) and (b) (Band A executives), there are no more than 50 “specified employees” on IBM’s U.S. payroll; plus (d) each employee of IBM who: (1) is entitled to a benefit that is subject to § 409A, (2) is not on a U.S. payroll, and (3) is considered to be an officer for purposes of identifying “specified employees” under Treas. Reg. § 1.409A- 1(i).

IBM EXCESS SAVINGS PLAN APPENDIX B AS OF JANUARY 1, 2024 PAGE 2 2. The term “409A Separation from Service” means, effective January 1, 2009, a separation from service within the meaning of Treas. Reg. § 1.409A-1(h), which shall include, but not be limited to, the following events: (a) A “termination of employment,” as that term is applied for purposes of the IBM 401(k) Plus Plan (except to the extent that an earlier event associated with such termination of employment is described in subsections (b) through (d), below); (b) The start of a bridge leave or a pre-retirement planning leave; (c) A permanent reduction in services to no more than 20% of the average level of services performed over the immediately preceding 36-month period (or the full period of services if less); (d) The six-month anniversary of a leave of absence, when no services are performed (including paid and unpaid leave and including disability leave or any combination thereof) other than a military leave. From January 1, 2008 through December 31, 2008, a “409A Separation from Service” means a good faith interpretation of “separation from service,” within the meaning of § 409A(a)(2)(A)(i), and includes the following rules: i. A Participant who is on a bridge leave or a pre-retirement planning leave as of December 31, 2007, shall have a 409A Separation from Service as of December 31, 2007; ii. If a Participant-- (1) during 2008 has an event described in paragraph (c) or has a six- month anniversary described in paragraph (d), (2) does not otherwise incur a separation from service prior to December 31, 2008, and (3) has not returned to active employment (or, in the case of an event described in (c), to full schedule employment) on or before December 31, 2008,

IBM EXCESS SAVINGS PLAN APPENDIX B AS OF JANUARY 1, 2024 PAGE 3 the Participant shall have a 409A Separation from Service as of December 31, 2008.